As filed with the Securities and Exchange Commission on June 11, 2018
1933 Act File No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐Pre-Effective Amendment No.        ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

Touchstone Strategic Trust
(Exact Name of Registrant as Specified in Charter)

1-800-543-0407
(Area Code and Telephone Number)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7661

Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7616

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A, Class C, Class Y and Institutional Class shares of beneficial interest, no par value per share, of Touchstone Small Company Fund, a series of the Registrant, are being registered. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on July 11, 2018, pursuant to Rule 488 under the Securities Act of 1933.
______________________________________________________________________________________________________

TOUCHSTONE SMALL CAP GROWTH FUND

a series of

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

July [●], 2018

Dear Shareholder:

We have important information concerning your investment in the Touchstone Small Cap Growth Fund (the “Small Cap Growth Fund”), a series of Touchstone Strategic Trust (the “Trust”).  As a shareholder of the Small Cap Growth Fund, we wish to inform you that the Board of Trustees of the Trust (the “Board”) has approved the reorganization, subject to shareholder approval, of the Small Cap Growth Fund into the Touchstone Small Company Fund (the “Small Company Fund,” and together with the Small Cap Growth Fund, the “Funds”), another series of the Trust (the “Reorganization”).  The investment advisor to both Funds is Touchstone Advisors, Inc. ("Touchstone Advisors"). The Funds have similar investment goals and principal investment strategies. The Small Cap Growth Fund is currently sub-advised by Fiera Capital Inc., while the Small Company Fund is sub-advised by Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors.

The Reorganization is intended to eliminate the offering of multiple funds with similar investment goals and principal investment strategies and has the potential to provide efficiencies and economies of scale for the combined Fund.

Pursuant to an Agreement and Plan of Reorganization, the Small Cap Growth Fund will transfer all of its assets and liabilities to the Small Company Fund.  In the Reorganization, you will receive shares of the Small Company Fund that will have a total value equal to the total value of your shares in the Small Cap Growth Fund.  The Small Cap Growth Fund will then cease operations and terminate.  The Reorganization is expected to be completed on or about September 21, 2018.

The Board of Trustees of the Trust recommends that you vote FOR the Reorganization proposal.

We have enclosed a Proxy Statement/Prospectus that describes the Reorganization proposal in greater detail, as well as important information about the Small Company Fund.  The enclosed Proxy Statement/Prospectus also contains information about the appointment of Russell Implementation Services, Inc. (“Russell”) as sub-advisor to the Small Cap Growth Fund, effective on July 30, 2018.  Please contact Shareholder Services at (800) 543-0407 with any questions.

Sincerely,

Jill T. McGruder
President
Touchstone Strategic Trust

QUESTIONS & ANSWERS

We recommend that you read the enclosed Proxy Statement/Prospectus.  In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key features of the Reorganization.

Q.                                   Why are we sending you the Proxy Statement/Prospectus?

A.                                    On May 17, 2018, the Board approved the Reorganization of the Small Cap Growth Fund into the Small Company Fund, subject to the approval of the Small Cap Growth Fund's shareholders.  As a shareholder of the Small Cap Growth Fund, you are receiving the enclosed Proxy Statement/Prospectus in connection with a special shareholder meeting of the Trust with respect to the Small Cap Growth Fund.  At the special meeting, shareholders of the Small Cap Growth Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization providing for the reorganization of the Small Cap Growth Fund into the Small Company Fund.

Q.                                   Why has the Board recommended the Reorganization proposal?

A.                                  The Board approved the Reorganization in order to eliminate the offering of multiple funds with similar investment goals and principal investment strategies. The Reorganization also has the potential to provide efficiencies and economies of scale for the combined Fund.

Q.                                   What will happen to my existing shares?

A.                                    Immediately after the Reorganization, you will own shares of the Small Company Fund that are equal in total value to the shares of the Small Cap Growth Fund that you hold as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.                                   How do the fees and expenses of the Funds compare?

A.                                    The advisory fee schedule of the Small Company Fund has lower rates at every asset level than the advisory fee rates of the Small Cap Growth Fund. For Class A and Class C shares, the Funds have the same 12b-1 fees and sales charges. Class Y and Institutional Class shares of each Fund are not subject to any 12b-1 fees or sales charges.

In addition, each Fund has entered into an expense limitation agreement with Touchstone Advisors.  Touchstone Advisors has contractually agreed to waive a portion of its fees and reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund.  The expense limitation for each share class of the Small Company Fund is lower than the expense limitation for the corresponding share class of the Small Cap Growth Fund. Before giving effect to contractual fee waivers and expense reimbursements pursuant to the expense limitation agreement, the annual fund operating expenses of each class of shares of the Small Company Fund (other than Institutional Class shares) are lower than the annual fund operating expenses of the corresponding class of shares of the Small Cap Growth Fund based upon each Fund's most recent annual report. The pro forma annual fund operating expenses before contractual fee waivers and expense reimbursements for each class of shares of the combined Fund are lower than the expenses of the corresponding class of shares of the Small Cap Growth Fund. The expense limitation agreements for the Small Cap Growth Fund and the Small Company Fund are effective through July 29, 2019 and October 26, 2019, respectively.

The section titled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail and the section titled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreement.

Q.                                   How do the Funds’ investment goals and principal investment strategies compare?

A.                                    The Funds have similar investment goals and principal investment strategies.  The investment goal of the Small Cap Growth Fund is to seek to achieve long-term capital growth and the investment goal of the Small Company Fund is to seek to provide investors with growth of capital.  Each Fund invests, under normal circumstances, at least 80% of its assets in common stocks of small capitalization companies. However, the Funds have different sub-advisors that employ different investment processes. The section of the Proxy Statement/Prospectus titled “Summary—Reorganization—How do the Funds’ investment goals and principal investment strategies compare?” describes the investment goal and principal investment strategies of each Fund.

Q.                                   Who will manage the Small Company Fund after the Reorganization?

A.                                    Touchstone Advisors serves as the investment advisor to both Funds.  Fort Washington Investment Advisors, Inc. (“Fort Washington”), an affiliate of Touchstone Advisors, is the sub-advisor to the Small Company Fund and will continue to serve as sub-advisor following the completion of the Reorganization. Fiera Capital Inc. is currently the sub-advisor for the Small Cap Growth Fund. For more information please see the sections of the Proxy Statement/Prospectus titled “Summary—Reorganization—Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?,” “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

Q.                                   What are the primary federal income tax consequences of the Reorganization?

A.                                    You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Small Cap Growth Fund for shares of the Small Company Fund in the Reorganization.  Prior to the closing of the Reorganization, however, the Small Cap Growth Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to shareholders of the Small Cap Growth Fund for federal income tax purposes. The section titled “Information About the Reorganization-Material Federal Income Tax Consequences” of the Proxy Statement/Prospectus provides additional information regarding the federal income tax consequences of the Reorganization.

In connection with the appointment of Russell Implementation Services, Inc. as the sub-advisor to the Small Cap Growth Fund, which is separate from the Reorganization and does not require shareholder approval, it is expected that the Small Cap Growth Fund will reposition a portion of its portfolio. If the transition occurred as of March 31, 2018, it is expected that the Small Cap Growth Fund would have sold approximately 15.6% (or $29 million) of its investment portfolio. This repositioning will occur whether or not the Reorganization is consummated. The Small Cap Growth Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Small Cap Growth Fund as a taxable dividend to its shareholders prior to the Reorganization. Following the Reorganization, it is expected that the Small Company Fund will sell approximately 77.5% (or $145 million) of the securities acquired from the Small Cap Growth Fund in the Reorganization. These sales may result in a taxable dividend to shareholders of the Small Company Fund (including former Small Cap Growth Fund shareholders who hold shares of the Small Company Fund following the Reorganization). Both repositionings will result in total sales of approximately 93.1% (or $174 million) of the Small Cap Growth Fund's investment portfolio as of March 31, 2018. For more information, please see the sections of the Proxy Statement/Prospectus titled “Summary-Reorganization-What will be the primary federal income tax consequences of the Reorganization?,” “Summary-Reorganization-Will there be any repositioning costs?” and “Information About the Reorganization-Material Federal Income Tax Consequences.”

Q.                                   Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.                                    No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Small Company Fund you will receive in the Reorganization, and any contingent deferred sales charge (“CDSC”) holding period on your shares of the Small Cap Growth Fund will carry over to the shares of the Small Company Fund that you receive in the Reorganization. However, following the Reorganization, additional purchases, exchanges and redemptions of shares of the Small Company Fund will be subject to any sales loads, commissions, and other similar fees.

Q.                                   Who will pay the costs of the Reorganization?

A.                                    Touchstone Advisors will pay the costs of the Reorganization (which do not include brokerage transaction costs associated with portfolio repositioning) whether or not the Reorganization is completed.

Q.                                   What if I redeem my shares before the Reorganization takes place?

A.                                    If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q.                                   What will happen if shareholders of the Small Cap Growth Fund do not approve the Reorganization or the transaction is not completed?

A.                                    If the shareholders of the Small Cap Growth Fund do not approve the Reorganization or other closing conditions are not satisfied or waived, the Reorganization will not be completed and the Board will consider other possible courses of action for the Small Cap Growth Fund, including continuing to operate the Fund as a stand-alone fund or merging the Fund into another Touchstone fund.

Q.                                   When will the Reorganization occur?

A.                                    The Reorganization is expected to be completed on or about September 21, 2018.

Q.                                   Who should I contact for more information?

A.                                    You can contact Shareholder Services at (800) 543-0407 for more information.

TOUCHSTONE SMALL CAP GROWTH FUND

a series of

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2018

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Touchstone Small Cap Growth Fund (the “Small Cap Growth Fund”), a series of Touchstone Strategic Trust (the “Trust”), will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on August 22, 2018 at 10:00am, Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of the Small Cap Growth Fund will be asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization (the “Plan”) between the Small Cap Growth Fund and the Touchstone Small Company Fund (the “Small Company Fund”), each a series of the Trust, providing for (i) the transfer of all of the assets of the Small Cap Growth Fund to the Small Company Fund in exchange solely for Class A, Class C, Class Y and Institutional Class shares of the Small Company Fund and the assumption by the Small Company Fund of all of the liabilities of the Small Cap Growth Fund; and (ii) the pro rata distribution by class of the Small Company Fund’s shares to the Small Cap Growth Fund’s shareholders in complete liquidation and termination of the Small Cap Growth Fund (the “Reorganization”).

The Board of Trustees of the Trust has fixed the close of business on June 30, 2018 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.  Shareholders may also vote by telephone or via the Internet.  Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or internet voting, on the proxy card.  It is important that you vote promptly.

Jill T. McGruder
President
Touchstone Strategic Trust

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your proxy card today!

Your proxy vote is important!

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED JUNE 11, 2018

PROXY STATEMENT/PROSPECTUS

JULY [ ], 2018

TOUCHSTONE SMALL COMPANY FUND
TOUCHSTONE SMALL CAP GROWTH FUND

each, a series of

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Proxy Statement/Prospectus is being furnished to shareholders of the Touchstone Small Cap Growth Fund (the “Small Cap Growth Fund”), a series of Touchstone Strategic Trust (the “Trust”).  The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders of the Small Cap Growth Fund to be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on August 22, 2018 at 10:00am, Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  This Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Small Cap Growth Fund on or about July [ ], 2018.

Shareholders of record of the Small Cap Growth Fund as of the close of business on June 30, 2018 (the “Record Date”) are entitled to vote at the Special Meeting and any adjournments or postponements thereof.  At the Special Meeting, shareholders of the Small Cap Growth Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between the Small Cap Growth Fund and the Touchstone Small Company Fund (the “Small Company Fund”), each a series of the Trust, providing for (i) the transfer of all of the assets of the Small Cap Growth Fund to the Small Company Fund in exchange solely for Class A, Class C, Class Y, and Institutional Class shares of the Small Company Fund and the assumption by the Small Company Fund of all of the liabilities of the Small Cap Growth Fund; and (ii) the pro rata distribution by class of the Small Company Fund’s shares to the Small Cap Growth Fund’s shareholders in complete liquidation and termination of the Small Cap Growth Fund (the “Reorganization”).

In the Reorganization, you will receive shares of the Small Company Fund in an amount equal in value to the shares of the Small Cap Growth Fund that you hold as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different).  As a shareholder of the Small Cap Growth Fund, you are being asked to vote to approve the Plan pursuant to which these transactions will be accomplished.  The Reorganization is expected to be completed on or about September 21, 2018.

The Board has approved the proposed Reorganization and recommends that shareholders of the Small Cap Growth Fund vote in favor of the proposal to approve the Plan.

Each of the Small Cap Growth Fund and the Small Company Fund is a series of the Trust, a registered open-end investment company (mutual fund).  The Small Cap Growth Fund and the Small Company Fund are sometimes referred to in this Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganization for purposes of voting on the proposal.  This document also serves as a prospectus for the offering and issuance of shares of the Small Company Fund to be issued in the Reorganization. A Statement of Additional Information (“SAI”) dated July [●], 2018 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus (meaning it is legally a part of this Proxy Statement/Prospectus).

Additional information concerning the Funds is contained in the documents described below, all of which have been filed with the SEC.

Information About the Small Cap Growth Fund and the Small Company Fund:	How to Obtain this Information:
Prospectuses
1.              Prospectus relating to the Touchstone Small Cap Growth Fund dated July 30, 2017, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651).

2.              Prospectus relating to the Touchstone Small Company Fund dated March 30, 2018, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651).

Statements of Additional Information
1.              SAI relating to the Touchstone Small Cap Growth Fund dated July 30, 2017, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651).

2.              SAI relating to the Touchstone Small Company Fund dated March 30, 2018, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651).

Annual Reports
1.              Annual Report relating to the Touchstone Small Cap Growth Fund for the fiscal year ended March 31, 2018 (File No. 811-03651).

2.             Annual Report relating to the Touchstone Small Company Fund for the fiscal year ended November 30, 2017 (File No. 811-03651).

Copies are available upon request and without charge if you:

·                Write to Touchstone Strategic Trust, P.O. Box 9878, Providence, RI 02940; or

·                Call (800) 543-0407 toll-free; or

·                Download a copy from touchstoneinvestments.com/literature-center/fund-literature.htm.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

This Proxy Statement/Prospectus sets forth the information shareholders of the Small Cap Growth Fund should know before voting on the Reorganization (in effect, investing in shares of the Small Company Fund) and constitutes an offering of shares of beneficial interest, no par value, of the Small Company Fund.  Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

In addition, this document serves as an Information Statement with respect to the appointment of Russell Implementation Services, Inc. as the sub-advisor to the Small Cap Growth Fund, effective as of July 30, 2018.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Small Company Fund:

·                  is not a deposit of, or guaranteed by, any bank

·                  is not insured by the FDIC, the Federal Reserve Board or any other government agency

·                  is not endorsed by any bank or government agency

·                  involves investment risk, including possible loss of your original investment

TABLE OF CONTENTS

Page

SUMMARY OF INFORMATION REGARDING THE REORGANIZATION	11

Background	11

Reorganization	11

COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	19

Investment Goals and Principal Investment Strategies	19

Principal Risks	21

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	22

Reasons for the Reorganization	22

Agreement and Plan of Reorganization	23

Description of the Securities to be Issued	24

Material Federal Income Tax Consequences	24

Pro Forma Capitalization	26

THE FUNDS’ MANAGEMENT	27

Other Service Providers	30

CHOOSING A CLASS OF SHARES	30

Buying and Selling Fund Shares	31

Exchange Privileges of the Funds	32

Distribution Policy	33

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	33

INFORMATION ON SHAREHOLDERS’ RIGHTS	34

VOTING INFORMATION CONCERNING THE SPECIAL MEETING	36

LEGAL MATTERS	37

ADDITIONAL INFORMATION	37

OTHER BUSINESS	38

FINANCIAL HIGHLIGHTS	39

OTHER INFORMATION REGARDING APPOINTMENT OF RUSSELL AS SUB-ADVISOR TO THE SMALL CAP GROWTH FUND	44

Background	44

Board Considerations	44

Information About the Sub-Advisor	45

Description of the Sub-Advisory Agreement	45

EXHIBIT A:	FORM OF AGREEMENT AND PLAN OF REORGANIZATION 47

EXHIBIT B:	FUNDAMENTAL INVESTMENT LIMITATIONS 59

EXHIBIT C:	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 62

EXHIBIT D:	FORM OF SUB-ADVISORY AGREEMENT 63

SUMMARY OF INFORMATION REGARDING THE REORGANIZATION

This section summarizes the primary features of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Proxy Statement/Prospectus and the exhibits.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the SAI, and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Background

Fiera Capital Inc. ("Fiera") is the sub-advisor to the Small Cap Growth Fund and will continue to serve as sub-advisor until on or about July 29, 2018. At a meeting on May 17, 2018, the Board approved the appointment of Russell Implementation Services, Inc. (“Russell”) to serve as sub-advisor to the Small Cap Growth Fund effective July 30, 2018. As the Small Cap Growth Fund’s sub-advisor, Russell will manage the Fund to achieve returns similar to the Fund’s current benchmark, the Russell 2000® Growth Index.

Reorganization

What are the reasons for the Reorganization?

The Small Cap Growth Fund and the Small Company Fund are managed by different sub-advisors, but have similar investment goals and principal investment strategies.  The Reorganization is designed to eliminate the offering of multiple funds with similar investment goals and principal investment strategies and has the potential to provide efficiencies and economies of scale for the combined Fund.

At the May 17, 2018 Board meeting, the Board, including those trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.  The Board approved the Reorganization and recommended that shareholders of the Small Cap Growth Fund approve the Reorganization at the Special Meeting.  For more information, please see the section titled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization.  The Plan provides for the following:

•
the transfer of all of the assets of the Small Cap Growth Fund to the Small Company Fund in exchange solely for Class A, Class C, Class Y and Institutional Class shares of the Small Company Fund and the assumption by the Small Company Fund of all of the liabilities of the Small Cap Growth Fund;

•	the pro rata distribution by class of the Small Company Fund’s shares to the Small Cap Growth Fund’s shareholders in complete liquidation and termination of the Small Cap Growth Fund; and

•	the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about September 21, 2018.

After the Reorganization, what shares of the Small Company Fund will I own?

Each Fund is a series of the Trust, a registered open-end management investment company (i.e., a mutual fund).  In the Reorganization, you will receive the same class of shares in the Small Company Fund as you currently own in the Small Cap Growth Fund. The Small Company Fund shares you receive will have the same total value as your shares of the Small Cap Growth Fund, in each case measured as of the close of business on the date of the the Reorganization.

How do the Funds’ investment goals and principal investment strategies compare?

The Funds have similar investment goals and principal investment strategies, as outlined below.  The Funds also have similar fundamental investment limitations, which are set forth in Exhibit B.

The investment goal of the Small Cap Growth Fund is to seek to achieve long-term capital growth and the investment goal of the Small Company Fund is to seek to provide investors with growth of capital.  Each Fund’s investment goal is non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect. Each Fund invests, under normal circumstances, at least 80% of its assets in common stocks of small capitalization companies.  This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders.  Each Fund is classified as a diversified fund.

Small Cap Growth Fund. For purposes of the Small Cap Growth Fund, a small capitalization company has a market capitalization within the range represented in the Russell 2000® Growth Index (between approximately $7 million and $17.1 billion as of March 31, 2018). For these purposes the market cap is determined at the time of purchase. The market capitalization range of the Russell 2000® Growth Index will change with market conditions.

The Small Cap Growth Fund seeks to achieve its investment goal by investing in a diversified portfolio of common stocks of small-cap growth-oriented companies that are selected for their long-term capital appreciation potential and are expected to grow faster than the U.S. economy. In selecting investments for the Fund, Fiera uses an approach that combines “top-down” secular- and macro-economic trend analysis with “bottom-up” security selection. The “top-down” approach takes into consideration factors such as interest rates, inflation, fiscal and monetary policy, global demographic trends, the regulatory environment, and global investment opportunities. Fiera applies fundamental “bottom-up” research to identify individual companies that exhibit earnings growth potential and may benefit from observed secular- and macro-economic trends. The Fund may invest up to 20% of its assets in common stocks of foreign small- and mid-cap companies through the purchase of depositary receipts or foreign domiciled companies listed on U.S. stock exchanges. The Fund may also invest in shares of exchange-traded funds and other similar instruments.

The core investments of the Fund typically include more established companies that Fiera recognizes as “stable growth” companies. Stable growth companies typically provide more stability and consistency in volatile markets and are identified as exhibiting potential earnings acceleration, consistency of earnings, solid fundamentals (e.g., a strong balance sheet or the ability to generate free-cash flow), franchise durability, and reasonable valuations in the context of projected growth rates. The Fund may also invest in companies that are in the earlier stages of their growth cycle that Fiera recognizes as “emerging growth” companies.

The Fund may sell a security when the security achieves full valuation; Fiera identifies a more attractive investment; when the Fund needs to maintain portfolio diversification; or when an individual security experiences declining fundamentals, negative earnings surprise, or similar adverse events. In general, once a security reaches $5 billion in market capitalization, Fiera will gradually liquidate the position.

Beginning on or about July 30, 2018, Russell, the Fund’s sub-advisor, will manage the Fund to achieve returns similar to the Fund’s current benchmark, the Russell 2000® Growth Index.

Small Company Fund. For purposes of the Small Company Fund, small capitalization companies are companies that have market capitalizations within the range represented in the Russell 2000® Index (between approximately $7 million and $17.1 billion as of March 31, 2018).  The market cap range of the Russell 2000® Index will change with market conditions. For these purposes the market cap is determined at the time of purchase.

The Small Company Fund seeks to invest primarily in common stocks of small-capitalization companies that Fort Washington Investment Advisors, Inc. ("Fort Washington"), the Fund's sub-advisor, believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. At times the Fund may have less than 80% of its investments in companies within the market cap range of the Russell 2000® Index due to market appreciation.

The Fund would typically sell a security if the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio manager's company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

How do the Funds’ fees and expenses compare?

Comparative Fee Tables.  The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund.  Pro forma expenses project anticipated expenses of the Small Company Fund following the Reorganization.  Actual expenses may be greater or less than those shown.  The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price.  The Small Cap Growth Fund shareholders will not pay any front-end sales charge on any shares of the Small Company Fund received as part of the Reorganization. However, the holding period related to any contingent deferred sales charge (“CDSC”) applicable to shares of the Small Cap Growth Fund will carry over to shares of the Small Company Fund received as part of the Reorganization.  For information regarding sales charge discounts and waivers for which you may qualify with respect to future purchases of Class A shares of the Small Company Fund, please see the section titled “Choosing a Class of Shares-Class A Shares”.  Expense ratios for the Small Cap Growth Fund reflect annual fund operating expenses for the fiscal year ended March 31, 2018. Expense ratios for the Small Company Fund reflect annual fund operating expenses for the fiscal year ended November 30, 2017.  Pro forma numbers are estimated as if the Reorganization had been completed as of the beginning of the 12-month period ended November 30, 2017 and do not include the estimated costs of the Reorganization (which do not include brokerage transaction costs associated with portfolio repositioning), which will be borne by Touchstone Advisors and not the Funds, whether or not the Reorganization is completed.

	Small Cap Growth Fund Class A	Small Company Fund Class A		Small Company Fund after Reorganization (pro forma) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None		None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.99%	0.64%		0.61%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	0.25%		0.25%
Other Expenses	0.46%	0.29%		0.29%	(1)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%		0.01%	(1)
Total Annual Fund Operating Expenses	1.70%	1.19%	(2)	1.16%
Fee Waiver and/or Expense Reimbursement(3)	(0.26)%	0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	1.44%	1.19%	(2)	1.16%

	Small Cap Growth Fund Class C	Small Company Fund Class C		Small Company Fund after Reorganization (pro forma) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	1.00%	1.00%		1.00%
Wire Redemption Fee	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.99%	0.64%		0.61%
Distribution and/or Shareholder Service (12b-1) Fees	1.00%	1.00%		1.00%
Other Expenses	0.60%	0.28%		0.30%	(1)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%		0.01%	(1)
Total Annual Fund Operating Expenses	2.59%	1.93%	(2)	1.92%
Fee Waiver and/or Expense Reimbursement(3)	(0.40)%	0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	2.19%	1.93%	(2)	1.92%

	Small Cap Growth Fund Class Y	Small Company Fund Class Y		Small Company Fund after Reorganization (pro forma) Class Y
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.99%	0.64%		0.61%
Other Expenses	0.34%	0.21%		0.32%	(1)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%		0.01%	(1)
Total Annual Fund Operating Expenses	1.33%	0.86%	(2)	0.94%
Fee Waiver and/or Expense Reimbursement(3)	(0.14)%	0.00%		(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	1.19%	0.86%	(2)	0.90%

	Small Cap Growth Fund Institutional Class	Small Company Fund Institutional Class		Small Company Fund after Reorganization (pro forma) Institutional Class
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.99%	0.64%		0.61%
Other Expenses	0.39%	2,068.51%		0.35%	(1)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%		0.01%	(1)
Total Annual Fund Operating Expenses	1.38%	2,069.16%	(2)	0.97%
Fee Waiver and/or Expense Reimbursement(3)	(0.34)%	(2,068.36)%		(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	1.04%	0.80%	(2)	0.80%

(1) Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Small Cap Growth Fund and Small Company Fund.
(2) Total Annual Fund Operating Expenses have been restated to reflect Acquired Fund Fees and Expenses and will differ from the ratio of expenses to average net assets that is included in the Small Company Fund's annual report for the fiscal year ended November 30, 2017.
(3) Touchstone Advisors and the Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.44%, 2.19%, 1.19% and 1.04% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively, of the Small Cap Growth Fund and to 1.22%, 1.95%, 0.89% and 0.79% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively, of the Small Company Fund.  Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average daily net assets during such month.  The expense limitation agreement for the Small Cap Growth Fund is effective through July 29, 2019.  The expense limitation agreement for the Small Company Fund is effective through October 26, 2019.  The agreement can be terminated by a vote of the Board if it deems the termination to be beneficial to a Fund.   The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup from a Fund, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund's annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. See the discussion titled “The Funds’ Management—Expense Limitation Agreement” in this Proxy Statement/Prospectus for more information.

Expense Example.  The example is intended to help you compare the cost of investing in each Fund and the Small Company Fund (pro forma) assuming the Reorganization takes place.  The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the operating expenses remain as shown above (assuming capped expenses for the first year of each period).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption				Assuming No Redemption
Classes	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A
Small Cap Growth Fund	$713	$1,056	$1,422	$2,448	$713	$1,056	$1,422	$2,448
Small Company Fund	$689	$931	$1,192	$1,935	$689	$931	$1,192	$1,935
Small Company Fund after Reorganization (pro forma)	$686	$922	$1,177	$1,903	$686	$922	$1,177	$1,903

Class C
Small Cap Growth Fund	$322	$768	$1,340	$2,895	$222	$768	$1,340	$2,895
Small Company Fund	$296	$606	$1,042	$2,254	$196	$606	$1,042	$2,254
Small Company Fund after Reorganization (pro forma)	$295	$603	$1,037	$2,243	$195	$603	$1,037	$2,243
Class Y
Small Cap Growth Fund	$121	$408	$715	$1,589	$121	$408	$715	$1,589
Small Company Fund	$88	$274	$477	$1,061	$88	$274	$477	$1,061
Small Company Fund after Reorganization (pro forma)	$92	$296	$516	$1,151	$92	$296	$516	$1,151
Institutional Class
Small Cap Growth Fund	$106	$403	$723	$1,628	$106	$403	$723	$1,628
Small Company Fund	$82	$107,885	$107,885	$107,885	$82	$107,885	$107,885	$107,885
Small Company Fund after Reorganization (pro forma)	$82	$292	$520	$1,174	$82	$292	$520	$1,174

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Expense Example, affect the Funds’ performance.  As of its most recent fiscal year end, the portfolio turnover rate for the Small

Cap Growth Fund was 68% of the average value of its portfolio.  As of its most recent fiscal year end, the portfolio turnover rate for the Small Company Fund was 82% of the average value of its portfolio.

How do the Funds’ performance records compare?

The bar charts and performance tables below illustrate some indication of the risks of investing in the Funds by showing changes in Fund performance from year to year as compared to the Russell 2000® Growth Index (the benchmark index for the Small Cap Growth Fund) and the Russell 2000® Index (the benchmark index for the Small Company Fund).  The bar charts do not reflect any sales charges, which would reduce your return.  The performance tables do reflect any applicable sales charges. The Funds’ past performance (before and after taxes) does not indicate how the Funds will perform in the future.  Before the Small Company Fund commenced operations, all of the assets and liabilities of the Sentinel Small Company Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization on October 27, 2017 (the “Sentinel Reorganization”). The performance information included prior to the Sentinel Reorganization is that of the Predecessor Fund. Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.

Touchstone Small Cap Growth Fund—Class A Total Return as of December 31*

Best Quarter: Second Quarter 2009 32.54%	Worst Quarter: Fourth Quarter 2008 (27.89)%

The Small Cap Growth Fund’s calendar year-to-date total return for Class A shares as of March 31, 2018 was 1.21%.

Average Annual Total Returns
For the periods ended December 31, 2017

	Small Cap Growth Fund
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	3.58%	7.99%	6.81%
Return After Taxes on Distributions	3.58%	7.07%	6.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	6.07%	5.39%
Class C
Return Before Taxes	7.97%	8.46%	6.65%
Class Y
Return Before Taxes	10.02%	9.56%	7.72%
Institutional Class
Return Before Taxes	10.29%	9.75%	7.81%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	22.17%	15.21%	9.19%

*Performance of the Small Cap Growth Fund reflects the performance of Fiera, the Fund’s current sub-advisor, under the investment policies and strategies of the Fund that are currently in effect. On or about July 30, 2018, the Fund will be sub-advised by Russell pursuant to an sub-advisory agreement.

Touchstone Small Company Fund—Class A Shares Total Return as of December 31

Best Quarter: Third Quarter 2009 15.93%	Worst Quarter: Fourth Quarter 2008 (24.08)%

The Small Company Fund’s calendar year-to-date total return for Class A shares as of March 31, 2018 was (0.19)%.

Average Annual Total Returns
For the periods ended December 31, 2017

	Small Company Fund
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	11.36%	13.38%	8.55%
Return After Taxes on Distributions	8.95%	8.98%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	9.77%	6.48%
Class C
Return Before Taxes	15.55%	13.76%	8.32%
Class Y*
Return Before Taxes	17.59%	14.94%	9.52%
Institutional Class**
Return Before Taxes	17.55%	14.89%	9.48%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	8.71%
 *Class Y shares of the Fund assumed the performance history of Class I shares of the Predecessor Fund.
**Performance of Institutional Class shares of the Fund prior to October 30, 2017 (the inception date for Institutional Class shares) is based on the Fund's Class Y share performance.

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after–tax returns may differ from those shown and depend on your tax situation. The after–tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax–advantaged account. The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Funds will differ from the Class A shares' after-tax returns.

Will I be able to purchase, redeem, and exchange shares the same way?

Yes, after the Reorganization you will be able to purchase, redeem, and exchange shares of the Small Company Fund the same way that you purchase, redeem, and exchange shares of the Small Cap Growth Fund.  For more information, see the sections titled “Choosing a Class of Shares—Buying and Selling Fund Shares” and “Choosing a Class of Shares—Exchange Privileges of the Funds.”

Will I be able to receive distributions the same way?

Yes, after the Reorganization you will be able to receive distributions the same way.  Like the Small Cap Growth Fund, the Small Company Fund intends to annually distribute to its shareholders substantially all of its net investment income and capital gains.  After the Reorganization, any income and capital gains will be reinvested in the class of shares of the Small Company Fund you receive in the Reorganization or, if you have so elected, distributed in cash.  Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable. For more information, see the section titled “Choosing a Class of Shares—Distribution Policy.”

Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?

For each Fund, Touchstone Advisors serves as the investment advisor.

Fort Washington serves as sub-advisor to the Small Company Fund, with Jason Ronovech serving as portfolio manager. Mr. Ronovech joined Fort Washington in 2017 and served as the portfolio manager of the Predecessor Fund, which was managed by Sentinel Asset Management, Inc., from 2013 to 2017. Fort Washington is an affiliate of Touchstone Advisors. After the Reorganization, Touchstone Advisors will continue to serve as investment advisor to the Small Company Fund, with Fort Washington and Mr. Ronovech continuing in their capacity as sub-advisor and portfolio manager, respectively.

For additional information regarding Touchstone Advisors, the sub-advisors, and portfolio managers, please see the section titled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What will be the primary federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization.  As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of Vedder Price P.C. that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position.  See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

It is expected that in connection with the transition from Fiera, which currently serves as the sub-advisor to the Small Cap Growth Fund, to Russell, which will be appointed as sub-advisor to the Small Cap Growth Fund effective July 30, 2018 (which is separate from the Reorganization and does not require shareholder approval), the Small Cap Growth Fund will reposition a portion of its portfolio. If the transition occurred as of March 31, 2018, the Small Cap Growth Fund would have sold approximately 15.6% (or $29 million) of its investment portfolio. This repositioning will occur whether or not the Reorganization is consummated. It is estimated that portfolio repositioning in connection with the appointment of Russell as the sub-advisor would have resulted in brokerage commissions or other transaction costs of approximately $46,670 for the Small Cap Growth Fund, based on average commission rates charged by transition managers, if such sales occurred on March 31, 2018, and realized gains of approximately $7.7 million, or approximately $0.27 per share, if the securities had been sold on March 31, 2018.

Following the Reorganization, it is expected that the Small Company Fund will sell approximately 77.5% (or $145 million) of the securities acquired from the Small Cap Growth Fund in the Reorganization, assuming the Reorganization occurred as of March 31, 2018. Both the repositionings will result in total sales of approximately 93.1% (or $174 million) of the Small Cap Growth Fund's investment portfolio as of March 31, 2018.

It is estimated that portfolio repositioning of the Small Company Fund following the Reorganization would have resulted in brokerage commissions or other transaction costs of approximately $231,682 for the Small Company Fund, based on average commission rates charged by transition managers, if such sales occurred on March 31, 2018, and realized gains of approximately $22.2 million, or approximately $0.08 per share, if the securities had been sold on March 31, 2018. These transaction costs represent expenses of the Small Company Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders (including Small Cap Growth Fund shareholders who receive shares in the Reorganization). The gains realized by a Fund as a result of these repositionings may result in taxable dividends and distributions to shareholders.  The amount of the Fund's shareholder distributions would be reduced by any unused capital loss carryforwards available to the Fund. As of March 31, 2018, the Small Company Fund did not have any unused capital loss carryfowards available for federal income tax purposed to be applied against future capital gains.

COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Funds have substantially similar investment goals, principal investment strategies, and risk factors, which are presented in the table below.

Investment Goals and Principal Investment Strategies

	Small Cap Growth Fund	Small Company Fund
Investment Goal	The Fund seeks to achieve long-term capital growth.	The Fund seeks to provide investors with growth of capital.

	Small Cap Growth Fund	Small Company Fund
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in equity securities of small-cap companies. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. In implementing this policy, the Fund primarily invests in common stocks of small-cap companies. For purposes of the Fund, a small capitalization company has a market capitalization within the range represented in the Russell 2000® Growth Index (between approximately $7 million and $17.1 billion as of March 31, 2018). The market capitalization range of the Russell 2000® Growth Index will change with market conditions. The Fund may invest up to 20% of its assets in common stocks of foreign small- and mid-cap companies through the purchase of depositary receipts or foreign domiciled companies listed on U.S. stock exchanges. The Fund may also invest in shares of exchange-traded funds (“ETFs”) and other similar instruments.

The Fund normally invests at least 80% of its assets in small–capitalization companies. For this purpose, small capitalization companies are companies that have market capitalizations within the range represented in the Russell 2000® Index (between approximately $7 million and $17.1 billion as of March 31, 2018). The market cap range of the Russell 2000® Index will change with market conditions. For these purposes the market cap is determined at the time of purchase. The Fund seeks to invest primarily in common stocks of small-capitalization companies that Fort Washington Investment Advisors, Inc., the Fund's sub-advisor, believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Small Cap Growth Fund	Small Company Fund

The Fund seeks to achieve its investment goal by investing in a diversified portfolio of common stocks of small-cap growth-oriented companies that are selected for their long-term capital appreciation potential and are expected to grow faster than the U.S. economy. In selecting investments for the Fund, Fiera, sub-advisor to the Fund, uses an approach that combines “top-down” secular- and macro-economic trend analysis with “bottom-up” security selection. The “top-down” approach takes into consideration factors such as interest rates, inflation, fiscal and monetary policy, global demographic trends, the regulatory environment, and global investment opportunities. Fiera applies fundamental “bottom-up” research to identify individual companies that exhibit earnings growth potential and may benefit from observed secular- and macro-economic trends.

The core investments of the Fund typically include more established companies that Fiera recognizes as “stable growth” companies. Stable growth companies typically provide more stability and consistency in volatile markets and are identified as exhibiting potential earnings acceleration, consistency of earnings, solid fundamentals (e.g., a strong balance sheet or the ability to generate free-cash flow), franchise durability, and reasonable valuations in the context of projected growth rates. The Fund may also invest in companies that are in the earlier stages of their growth cycle that Fiera recognizes as “emerging growth” companies. Emerging growth companies typically exhibit more aggressive growth characteristics and may be experiencing a significant positive transformation or a favorable catalyst impacting their long-term earnings potential. Characteristics Fiera considers in identifying emerging growth companies for the Fund include accelerating revenue growth, relative strength, company specific market advantage, or an introduction of a new product line with a large addressable marketplace.

Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. At times the Fund may have less than 80% of its investments in companies within the market cap range of the Russell 2000® Index due to market appreciation.

The Fund may sell a security when the security achieves full valuation; Fiera identifies a more attractive investment; when the Fund needs to maintain portfolio diversification; or when an individual security experiences declining fundamentals, negative earnings surprise, or similar adverse events. In general, once a security reaches $5 billion in market capitalization, Fiera will gradually liquidate the position.

The Fund would typically sell a security if the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio manager's company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Principal Risks

Each Fund’s share price will fluctuate.  You could lose money on your investment in each Fund, and each Fund could return less than other investments.  As with any mutual fund, there is no guarantee that either Fund will achieve its investment goal.  The principal risks of investing in the Funds are similar, as their investment goals and principal investment strategies are similar. The principal risks of the Funds are set forth below, and such risks apply to both Funds unless otherwise noted.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Mid-Cap Risk (Small Cap Growth Fund only): Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, and may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Depositary Receipts Risk (Small Cap Growth Fund only): Foreign receipts, which include American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

Growth Investing Risk (Small Cap Growth Fund only): Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Other Investment Companies Risk (including Exchange-Traded Funds Risk) (Small Cap Growth Fund only): The Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of investment companies, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees expenses of the investment companies.

Sector Focus Risk (Small Company Fund only): The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, than a fund that does not invest a high percentage of its assets in specific sectors.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is intended to eliminate the offering of multiple funds with similar investment goals and principal investment strategies.  The Reorganization has the potential to provide efficiencies and economies of scale for the combined Fund.  At a meeting held on May 17, 2018, the Board, including the Independent Trustees, determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.  The Board approved the Reorganization and recommended that shareholders of the Small Cap Growth Fund approve the Reorganization at the Special Meeting.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment advisor to the Funds.  These materials included information regarding the operations and financial conditions of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  The Board considered the following factors, among others:

•	the investment goals, principal investment strategies, sub-advisors and portfolio managers of the Funds both before and after the Reorganization;

•	the historical investment performance record of the Funds;

•
the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve asset level breakpoints in its advisory fee schedule than either Fund operating individually;

•	the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses;

•	the anticipated benefits to the Funds, including operating efficiencies, that may be achieved from the Reorganization;

•	that the expenses of the Reorganization would not be borne by the Funds’ shareholders;

•	the terms and conditions of the Reorganization, including the Small Company Fund’s assumption of all of the liabilities of the Small Cap Growth Fund;

•	the Reorganization is intended to be a tax-free reorganization for federal income tax purposes; and

•	alternatives available to shareholders of the Small Cap Growth Fund, including the ability to redeem their shares.

During their assessment, the Board met with independent legal counsel regarding the legal issues involved.  After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board concluded that the Reorganization would be in the best interests of each Fund and the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan, a form of which is set forth in Exhibit A.  The Plan provides that all of the assets of the Small Cap Growth Fund will be transferred to the Small Company Fund solely in exchange for shares of the Small Company Fund and the assumption by the Small Company Fund of all the liabilities of the Small Cap Growth Fund on or about September 21, 2018 or such other date as may be agreed upon by the parties (the “Closing Date”).  The class or classes of the Small Company Fund shares that you will receive in connection with the Reorganization will be the same as the class or classes of the Small Cap Growth Fund shares that you own immediately prior to the closing of the Reorganization.

Prior to the close of business on the Closing Date, the Small Cap Growth Fund will endeavor to discharge all of its known liabilities and obligations.  In addition, prior to the close of business on the Closing Date, for tax reasons, the Small Cap Growth Fund will distribute to its shareholders all of the Small Cap Growth Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, all of the Small Cap Growth Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Small Cap Growth Fund paid federal income tax).

The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of the Small Cap Growth Fund’s portfolio of securities.  The method of valuation employed will be consistent with the valuation procedures described in the Trust’s declaration of trust and the Small Cap Growth Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

As soon after the closing as practicable, the Small Cap Growth Fund will distribute pro rata by class to its shareholders of record as of the closing the full and fractional shares of the Small Company Fund received by the Small Cap Growth Fund.  The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Small Cap Growth

Fund’s shareholders on the Small Company Fund’s share records of its transfer agent.  Each account will receive the respective pro rata number of full and fractional shares of the appropriate class of the Small Company Fund due a Small Cap Growth Fund shareholder.  All issued and outstanding shares of the Small Cap Growth Fund will be canceled.  After these distributions and the winding up of its affairs, the Small Cap Growth Fund will be terminated.

The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan.  The Plan may be terminated (a) by the mutual agreement of the Small Cap Growth Fund and the Small Company Fund; or (b) at or prior to the closing by the Trust, on behalf of either Fund (1) because of a breach by any party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (2) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is completed, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

Description of the Securities to be Issued

Shareholders of the Small Cap Growth Fund as of the closing will receive full and fractional shares of the Small Company Fund in accordance with the terms of the Plan.  The shares of the Small Company Fund to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Small Company Fund.  Shares of the Small Company Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Small Cap Growth Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Small Cap Growth Fund shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Small Cap Growth Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Small Cap Growth Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Small Cap Growth Fund and the Small Company Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:

(i)            The transfer by the Small Cap Growth Fund of all its assets to the Small Company Fund solely in exchange for Small Company Fund shares and the assumption by the Small Company Fund of all the liabilities of the Small Cap Growth Fund, immediately followed by the pro rata, by class, distribution of all the Small Company Fund shares so received by the Small Cap Growth Fund to the Small Cap Growth Fund’s shareholders of record in complete liquidation of the Small Cap Growth Fund and the termination of the Small Cap Growth Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Small Company Fund and the Small Cap Growth Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)           No gain or loss will be recognized by the Small Company Fund upon the receipt of all the assets of the Small Cap Growth Fund solely in exchange for Small Company Fund shares and the assumption by the Small Company Fund of all the liabilities of the Small Cap Growth Fund.

(iii)          No gain or loss will be recognized by the Small Cap Growth Fund upon the transfer of all its assets to the Small Company Fund solely in exchange for Small Company Fund shares and the assumption by the Small Company Fund of all the liabilities of the Small Cap Growth Fund or upon the distribution (whether actual or constructive) of the Small Company

Fund shares so received to the Small Cap Growth Fund’s shareholders solely in exchange for such shareholders’ shares of the Small Cap Growth Fund in complete liquidation of the Small Cap Growth Fund.

(iv)          No gain or loss will be recognized by the Small Cap Growth Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Small Cap Growth Fund solely for Small Company Fund shares.

(v)           The aggregate basis of the Small Company Fund shares received by each Small Cap Growth Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Small Cap Growth Fund shares exchanged therefor by such shareholder.

(vi)          The holding period of the Small Company Fund shares received by each Small Cap Growth Fund shareholder in the Reorganization will include the period during which the shares of the Small Cap Growth Fund exchanged therefor were held by such shareholder, provided such Small Cap Growth Fund shares were held as capital assets at the effective time of the Reorganization.

(vii)         The basis of the assets of the Small Cap Growth Fund received by the Small Company Fund will be the same as the basis of such assets in the hands of the Small Cap Growth Fund immediately before the effective time of the Reorganization.

(viii)        The holding period of the assets of the Small Cap Growth Fund received by the Small Company Fund will include the period during which such assets were held by the Small Cap Growth Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Small Cap Growth Fund, the Small Company Fund or any Small Cap Growth Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Small Cap Growth Fund would recognize gain or loss on the transfer of its assets to the Small Company Fund and each shareholder of the Small Cap Growth Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Small Cap Growth Fund shares and the fair market value of the shares of the Small Company Fund it receives.

Prior to the Reorganization, the Small Cap Growth Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Small Cap Growth Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain, if any, for all periods through the Closing Date.  Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below.  Even if reinvested in additional shares of the Small Cap Growth Fund, which would be exchanged for shares of the Small Company Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.

If portfolio assets of the Small Cap Growth Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Small Cap Growth Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis (after taking into account any available capital loss carryforwards) will be distributed to the Small Cap Growth Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Reorganization will cause the tax year of the Small Cap Growth Fund to close.  After the Reorganization, the Small Company Fund’s ability to use the Small Cap Growth Fund’s or the Small Company Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

As of March 31, 2018, for U.S. federal income tax purposes, the Small Cap Growth Fund did not have any capital loss carryforwards.

As of March 31, 2018, for U.S. federal income tax purposes, the Small Cap Growth Fund had net unrealized gains of $31,902,659.  This figure will change significantly by the date of the Reorganization as a result of the portfolio repositioning related to the sub-advisor transition, as discussed below, and does not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

In addition, shareholders of the Small Cap Growth Fund will receive a proportionate share of any taxable income and gains realized by the Small Company Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Small Company Fund.  Furthermore, any gain the Small Company Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Small Cap Growth Fund or the Small Company Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Small Company Fund (including former shareholders of the Small Cap Growth Fund who hold shares of the Small Company Fund following the Reorganization). As a result, shareholders of the Small Cap Growth Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

It is expected that, in connection with the sub-advisor transition from Fiera to Russell, the Small Cap Growth Fund will sell approximately 15.6% (or $29 million) of its securities held prior to the Reorganization.  The portfolio repositioning may result in dividend and/or capital gain distributions to the Small Cap Growth Fund’s shareholders. This portfolio repositioning will occur whether or not the Reorganization is consummated.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state or local tax issues and is limited to material federal income tax issues.  You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of November 30, 2017.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Small Company Fund as of November 30, 2017 after giving effect to the Reorganization and assuming the Reorganization occurred as of November 30, 2017.  These numbers may differ as of the closing date of the Reorganization.

	Small Cap Growth Fund	Small Company Fund	Pro Forma Adjustments(1)(2)		Pro Forma Small Company Fund, after Reorganization
Net Assets (all classes)	$297,018,311	$1,236,563,656			$1,533,581,967
Class A
Net assets	$21,230,900	$677,054,690			$698,285,590
Shares outstanding	3,627,908	120,107,138	138,380	(2)	123,873,426
Net asset value per share	$5.85	$5.64			$5.64
Class C
Net assets	$9,087,607	$104,050,918			$113,138,525
Shares outstanding	1,894,957	29,764,994	704,660	(2)	32,364,611
Net asset value per share	$4.80	$3.50			$3.50
Class Y
Net assets	$252,917,638	$388,403,598			$641,321,236
Shares outstanding	38,652,125	63,713,779	2,836,519	(2)	105,202,423
Net asset value per share	$6.54	$6.10			$6.10
Institutional Class
Net assets	$13,782,166	$2,626			$13,784,792
Shares outstanding	2,087,053	431	171,279	(2)	2,258,763
Net asset value per share	$6.60	$6.10			$6.10

(1)                       Touchstone Advisors (and not the Funds) will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $110,000, whether or not the Reorganization is completed.  As a result there are no pro forma adjustments to net assets.
(2)                       Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Small Cap Growth Fund’s shareholder accounts based on the relative value of each Fund’s net asset value per share as of November 30, 2017.

THE FUNDS’ MANAGEMENT

The Funds have the same investment advisor.

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994.  As of March 31, 2018, it had approximately $19.2 billion in assets under management.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

·                  level of knowledge and skill;

·                  performance as compared to its peers or benchmark;

·                  consistency of performance over 5 years or more;

·                  level of compliance with investment rules and strategies;

·                  employees;

·                  facilities and financial strength; and

·                  quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements.  After the Reorganization, Touchstone Advisors and the Trust will continue to rely on this exemptive order.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund as set forth below.

•	The Small Cap Growth Fund pays an advisory fee at an annual rate of 1.00% on the first $300 million of the average daily net assets of the Fund and 0.95% on average daily net assets over $300 million.

•
The Small Company Fund pays an advisory fee at an annual rate of 0.700% on the first $500 million of the average daily net assets of the Fund, 0.650% on the next $300 million of average daily net assets, 0.600% on the next 200 million of average daily net assets, 0.500% on the next $1 billion of average daily net assets, and 0.400% on average daily net assets over $2 billion.

The annual fee rate below is the fee paid to Touchstone Advisors by each Fund for the Fund’s most recent fiscal year end and is net of any advisory fee waivers and/or expense reimbursements, which are discussed in more detail below.  Touchstone Advisors, and not the Funds, pays sub-advisory fees to each sub-advisor from its advisory fee.

•	Small Cap Growth Fund: 0.99%

•	Small Company Fund(1): 0.64%

(1) Fees paid from the period October 28, 2017 through November 30, 2017 were paid to Touchstone Advisors. Fees paid prior to October 28, 2017 were paid by the Predecessor Fund to its investment advisor, Sentinel Asset Management, Inc.

Sub-Advisors and Portfolio Managers

Small Cap Growth Fund

Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152

Fiera is an SEC registered investment advisor and is the current sub-advisor to the Small Cap Growth Fund. The sub-advisor makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. Fiera is expected to serve as sub-advisor through July 29, 2018. Fiera is the U.S. division of, and is indirectly wholly owned by, Fiera Capital Corporation. Fiera Capital Corporation is a publicly traded company listed on the Toronto Stock Exchange. As of March 31, 2018, Fiera had approximately $24.8 billion in assets under management in its U.S. division.

Nitin N. Kumbhani is the portfolio manager of the Small Cap Growth Fund, and Vice Chairman and Chief of Growth Equity Strategies at Fiera. Prior to this role, Mr. Kumbhani served as the President and Chief Investment Officer of Apex Capital Management, Inc. ("Apex"), which he founded in 1987. Apex was acquired by Fiera in June 2016. Prior to launching Apex he started Source Data Systems (“SDS”), a software company that pioneered ATM software. He sold SDS and started Kumbhani and Co. (which subsequently became Apex) in 1987. He received his BS in Electrical Engineering and Economics and did graduate studies in Computer Sciences at West Virginia University.

On or about July 30, 2018, the Small Cap Growth Fund will be sub-advised by Russell pursuant to an sub-advisory agreement. Please see the section titled “Other Information Regarding Appointment of Russell as Sub-Advisor to the Small Cap Growth Fund” for more information.

Small Company Fund

Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, Ohio 45202

Fort Washington is an SEC registered investment advisor and serves as the sub-advisor to the Small Company Fund. As the sub-advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of March 31, 2018, Fort Washington managed approximately $55.7 billion in assets, which includes assets under management by Fort Washington of $52.2 billion and $3.5 billion in commitments managed by Fort Washington Capital Partners Group (FW Capital), a division, and Peppertree Partners LLC, a subsidiary. Fort Washington is an affiliate of Touchstone Advisors.

Jason Ronovech is portfolio manager of the Small Company Fund and joined Fort Washington in 2017. Mr. Ronovech served as the portfolio manager of the Predecessor Fund, which was managed by Sentinel Asset Management, Inc. ("Sentinel"), from 2013 to 2017. Prior to joining Sentinel, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, where he co–managed the firm’s flagship Small Cap and Smid Cap portfolios. In addition to his management responsibilities, Mr. Ronovech built and led Paradigm’s equity research team and served as lead analyst for the technology, consumer and health care sectors over the course of his 12 years with the firm.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board’s approval of the advisory agreement between the Trust, on behalf of the Small Cap Growth Fund, and Touchstone Advisors, and the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and Fiera, with respect to the Small Cap Growth Fund, is included in the Fund’s March 31, 2018 Annual Report. A discussion of the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and Russell, with respect to the Small Cap Growth Fund, is included herein in the section titled "Other Information Regarding Appointment of Russell as Sub-Advisor to the Small Cap Growth Fund" and will be included in the report containing the Fund's financial information that is next provided to shareholders after the date of this Proxy Statement/Prospectus.

A discussion of the basis for the Board’s approval of the advisory agreement between the Trust, on behalf of the Small Company Fund, and Touchstone Advisors, and the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and Fort Washington, with respect to the Small Company Fund, is included in the Fund’s November 30, 2017 Annual Report.

Expense Limitation Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure that each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (collectively, “Excluded Expenses”)) do not exceed the contractual expense limits set forth below.  The Funds bear the costs of Excluded Expenses. The contractual expense limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees, and other anticipated class specific expenses, if applicable.  Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or reimbursed expenses for a Fund.  A Fund will make repayments to the Advisor only to the extent that such repayment does not cause the Fund’s total annual operating expenses, less Excluded Expenses, to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors, with respect to the Small Cap Growth Fund, prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

Fund	Expense Limit	Effective Through
Small Cap Growth Fund
Class A	1.44%	July 29, 2019
Class C	2.19%	July 29, 2019
Class Y	1.19%	July 29, 2019
Institutional Class	1.04%	July 29, 2019
Small Company Fund
Class A	1.22%	October 26, 2019
Class C	1.95%	October 26, 2019
Class Y	0.89%	October 26, 2019
Institutional Class	0.79%	October 26, 2019

Other Service Providers

The Funds currently have the same service providers. Upon completion of the Reorganization, the Small Company Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

CHOOSING A CLASS OF SHARES

Share Class Offerings.  The Small Company Fund is offering the following classes of shares pursuant to this Proxy Statement/Prospectus and the SAI: Class A, Class C, Class Y and Institutional Class. Each class of shares has different sales charges and distribution fees. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases, exchanges and redemptions of shares of a Fund will be subject to any sales loads, commissions, and other similar fees applicable to the Fund. For additional information regarding sales charges, sales charge reductions and waivers, see the section titled "Choosing a Share Class" in Exhibit A to the SAI.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

You will not pay any front-end sales charge in connection with the shares you will receive in the Reorganization.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.  Purchases in the amount of $1 million or more of Class A shares are not subject to a front-end sales charge and are sold at NAV.  For these purchases, Touchstone Securities, Inc. (“Touchstone Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%.  In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within one year of your purchase.  With respect to Class A shares, the percentage of the CDSC is based on the commission that was paid to your financial intermediary.  Any CDSC applicable to your shares of the Small Cap Growth Fund will not be incurred as a result of your shares being exchanged for shares of the Small Company Fund pursuant to the Reorganization, and the holding period applicable to your Small Cap Growth Fund shares will carry over to the shares of the Small Company Fund that you receive in the Reorganization.

Class C Shares

Class C shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Any CDSC applicable to your shares of the Small Cap Growth Fund will not be incurred as a result of your shares being exchanged for shares of the Small Company Fund pursuant to the Reorganization, and the holding period applicable to your Small Cap Growth Fund shares will carry over to the shares of the Small Company Fund that you receive in the Reorganization.

Class C shares are subject to an annual Rule 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares.  Touchstone Securities intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC.  In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the
Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Institutional Class Shares

Institutional Class shares are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund.  Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.

Buying and Selling Fund Shares

Each Fund has the same minimum investment requirements, which are set forth in the chart below.

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Each Fund's share price (also called "NAV") and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. Each Fund calculates its NAV per share for each share class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. See the section titled "Determination of Net Asset Value" in Exhibit A to the SAI for additional information.

Existing Class A and C, and Institutional shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper redemption request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the Fund’s SAI) or by selling other Fund assets. Under unusual circumstances, such as a market emergency, when the Board deems it appropriate, a Fund may make payment for shares redeemed by tendering portfolio securities of the Fund taken at current value in order to meet the redemption request. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow Fund LLC. For more information about buying and selling shares, see the section “Investing with Touchstone” in each Fund’s Prospectus or call (800) 543-0407.

Exchange Privileges of the Funds

Each Fund has the same exchange privileges.  The Funds are subject to the exchange privileges listed below.

Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class C shares may be exchanged into Class C shares of any other fund managed by Touchstone Advisors (a "Touchstone Fund"), although Touchstone Funds that are closed to new investors may not accept exchanges.

Institutional Class shares of the Funds are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class Y shares of the Funds are exchangeable for Class Y shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.

Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state, and to the extent that such an exchange can be accommodated by their financial intermediary.

You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.  Touchstone Funds that are closed to new investors may not accept exchanges.

You may realize a taxable gain if you exchange shares of a Fund for shares of another fund.

Distribution Policy

Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains.  Dividends, if any, are declared and paid annually by each Fund.  Each Fund makes distributions of net capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

After the Reorganization, shareholders of the Small Cap Growth Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Small Company Fund reinvested in the same class of shares of the Small Company Fund as they owned in the Small Cap Growth Fund.  Shareholders of the Small Cap Growth Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Small Company Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Small Company Fund.

The Funds have each qualified and intend to remain qualified (for the Small Cap Growth Fund, through the Closing Date) to be treated as a regulated investment company under the Code.  To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code.  While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans.  Each Fund has adopted distribution plans, with respect to its Class A and Class C shares, under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.  Class Y shares and Institutional Class shares are not subject to a fee pursuant to a Rule 12b-1 plan.  For more information on these plans, please see the section titled “Distribution and Shareholder Servicing Arrangements” in Exhibit A to the SAI.

Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Funds or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.

These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to
Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although each Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to the Trust, but is not a complete description.  Further information about the Trust’s governance structure is contained in each Fund’s SAI and the Trust’s governing documents, which are on file with the SEC.

Organization and Governing Law.  Each Fund is governed by the Trust’s Declaration of Trust (the “Declaration”) and the Trust’s By-Laws, both as amended, restated, or supplemented from time to time (the “Governing Instruments”).  Each Fund and its business and affairs are managed under the supervision of the Board.  The Small Cap Growth Fund and the Small Company Fund are each a series of the Trust, a Massachusetts business trust. The Funds are also subject to applicable federal law.

Shares.  When issued and paid for in accordance with their respective prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash or in additional Fund shares.  In any liquidation of a Fund, each shareholder is titled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes. The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  The Funds are not required to hold annual shareholder meetings under Massachusetts law or the Governing Instruments.  A meeting of the shareholders of the Trust may be called at any time by the Board or by application of shareholders holding at least 25% of the shares of the Trust or one or more series then outstanding. A special meeting of shareholders shall be called for the purpose of voting on the removal of any trustee upon the written request of the holders of 10% of the shares then outstanding.

Notice of Meetings. Written notice of any meeting of shareholders shall be given or caused to be given by the Board by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

Record Date for Meetings. The Board may fix a date not more than 60 days prior to the date of any meeting of shareholders for purposes of determining the shareholders entitled to notice of and to vote at the meeting.

Submission of Shareholder Proposals.  The Trust does not have provisions in its Governing Instruments requiring that a shareholder provide notice to the Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum.  A majority of the shares entitled to vote, present in person or by proxy, shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.

Number of Votes.  Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The Governing Instruments do not provide for cumulative voting.

Right to Vote.  Shareholders of each Fund have the right to vote on certain matters affecting the Fund or a particular share class thereof pursuant to the Governing Instruments, Massachusetts law, and the 1940 Act.  A majority of the shares voted, at a meeting at which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Governing Instruments. The following summarizes the matters on which Fund shareholders have a right to vote and the minimum shareholder vote required to approve the matter.

•
Amendment of Governing Instruments.  The Board has the right to amend the Declaration subject to a vote of a majority of the outstanding shares entitled to vote, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity. No amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved. The By-Laws may be amended or repealed by a majority of the trustees to the extent that the by-laws do not reserve that right to the shareholders.

•
Mergers and Reorganizations.  The Declaration provides that any series may be merged into another fund by vote of a     majority of the Board without the approval of shareholders, unless such approval is required under the 1940 Act.

•
Liquidation of a Fund.  The liquidation of a Fund may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act; provided however, that for a Fund created on or after November 17, 2011, the liquidation may be authorized by vote of a majority of the trustees without shareholder approval.

The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

•
Election and Removal of Trustees.  The shareholders of the Funds are entitled to vote for the election and the removal     of trustees.  The trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are     elected).  Any trustee may be removed with or without cause by two-thirds of the trustees or by a vote of two-thirds of the outstanding shares of the Trust.

Personal Liability of Trustees, Officers and Shareholders.  A trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Indemnification.  The Declaration generally provides for the indemnification of the Trust’s trustees and officers against all liabilities and expenses incurred by any trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person. Such rights to indemnification are not exclusive and do not affect any other rights the trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy. There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.

Rights of Inspection.  The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

Proxies are being solicited by the Board on behalf of the Small Cap Growth Fund.  The proxies will be voted at the Special Meeting of shareholders of the Small Cap Growth Fund.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors regardless of whether the Plan is approved by shareholders or the Reorganization is completed.

The Small Cap Growth Fund has engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge” or “Solicitor”) to assist in the solicitation of proxies for the Special Meeting.  Solicitor’s fees and the cost of printing and mailing proxy materials are expected to be approximately $67,000.  Proxies are expected to be solicited principally by mail, but the Small Cap Growth Fund or Solicitor may also solicit proxies by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Touchstone Advisors may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.  Although Broadridge representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Touchstone Advisors or their affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no other business that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of the Small Cap Growth Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.

Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold the Special Meeting, a quorum of shareholders of the Small Cap Growth Fund must be present.  Holders of a majority of the total number of shares entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Reorganization proposal and for the purpose of transacting any other business that may come before the Special Meeting.  Approval of the Reorganization requires the approval of the lesser of (i) 67% or more of the voting securities of the Small Cap Growth Fund entitled to vote on the Reorganization proposal that are present in person or by proxy at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Small Cap Growth Fund entitled to vote on the Reorganization proposal.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization.

If the necessary quorum to transact business or the vote required to approve the Reorganization proposal is not obtained at the Special Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.  Although a majority of the shares entitled to vote is a quorum for the transaction of business at a shareholders’ meeting, any lesser number is sufficient for adjournments.

Shareholder Information.  Exhibit C to this Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on the Record Date.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Small Company Fund’s shares will be passed upon by Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC.  These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, DC, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648.  Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Other Information

Officers and Directors.  To the best knowledge of the Trust, as of December 31, 2017, the Trustees and executive officers of the Trust as a group owned less than 1% of the shares of the Small Cap Growth Fund.

Information About the Distributor.  Touchstone Securities (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Small Cap Growth Fund.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership.  For the fiscal year ended March 31, 2018, the Small Cap Growth Fund paid the Distributor $1,343 and $575 in the form of underwriting and broker commissions and contingent deferred sales charges on the Fund’s Class A and C shares, respectively.

Information About the Administrator.  Touchstone Advisors serves as the Small Cap Growth Fund’s administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf, and Touchstone Advisors.  Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator.  For the fiscal year ended March 31, 2018, the Small Cap Growth Fund paid Touchstone Advisors $434,628 in administration fees.

Portfolio Transactions.  There were no affiliated brokerage transactions for the Small Cap Growth Fund’s most recently completed fiscal year end.

Shareholders Sharing the Same Address.  If two or more shareholders share the same address, only one copy of this Proxy Statement/Prospectus is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Trust will deliver promptly a separate copy of this

Proxy Statement/Prospectus to a shareholder at a shared address.  Please call (800) 543-0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Proxy Statement/Prospectus; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

THE BOARD RECOMMENDS APPROVAL OF THE PLAN OF REORGANIZATION FOR THE SMALL CAP GROWTH FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN OF REORGANIZATION.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or since commencement of operations, as applicable.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  For the Small Cap Growth Fund, this information was audited by Ernst & Young LLP for each of the years presented.  Ernst & Young LLP’s report, along with the Fund’s financial statements, is included in the Fund’s annual report.  The financial highlights for the Small Company Fund for the fiscal year ended November 30, 2017 were audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund's annual report. The financial highlights for the Predecessor Fund for the fiscal years ended November 30, 2013, 2014, 2015 and 2016 were audited by another independent registered public accounting firm. You can obtain the Funds' annual and semi-annual reports at no charge by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/home/formslit.

Touchstone Small Cap Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$5.23	$4.98	$5.70	$5.24	$4.84
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.04)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	0.72	0.32	(0.62)	0.63	1.02
Total from investment operations	0.63	0.28	(0.66)	0.59	1.01
Distributions from:
Realized capital gains	—	(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$5.86	$5.23	$4.98	$5.70	$5.24
Total return(A)	12.05%	5.51%	(11.68)%	11.52%	22.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,401	$44,278	$48,650	$34,017	$35,303
Ratio to average net assets:
Net expenses	1.44%	1.44%	1.44%	1.44%	1.45%
Gross expenses	1.70%	1.60%	1.66%	1.69%	1.81%
Net investment loss	(0.81)%	(0.74)%	(0.94)%	(0.71)%	(0.48)%
Portfolio turnover rate	68%	58%	36%	46%	195%	(B)
Touchstone Small Cap Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$4.31	$4.14	$4.78	$4.45	$4.22
Income (loss) from investment operations:
Net investment loss	(0.18)	(0.10)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	0.66	0.30	(0.51)	0.51	0.88
Total from investment operations	0.48	0.20	(0.58)	0.46	0.84
Distributions from:
Realized capital gains	—	(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$4.79	$4.31	$4.14	$4.78	$4.45
Total return(A)	11.14%	4.70%	(12.26)%	10.64%	21.85%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,840	$12,312	$18,237	$12,651	$7,429
Ratio to average net assets:
Net expenses	2.19%	2.19%	2.19%	2.19%	2.20%
Gross expenses	2.59%	2.51%	2.46%	2.55%	2.65%
Net investment loss	(1.56)%	(1.49)%	(1.69)%	(1.46)%	(1.23)%
Portfolio turnover rate	68%	58%	36%	46%	195%	(B)

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)
Portfolio turnover excludes the purchases and sales of securities of the Touchstone Diversified Small Cap Growth Fund acquired on August 23, 2013. If these transactions were included, portfolio turnover would have been higher.

Touchstone Small Cap Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018		2017	2016	2015	2014
Net asset value at beginning of period	$5.84		$5.55	$6.33	$5.78	$5.27
Income (loss) from investment operations:
Net investment loss	(0.06)		(0.03)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.78		0.35	(0.69)	0.69	1.13
Total from investment operations	0.72		0.32	(0.72)	0.68	1.12
Distributions from:
Realized capital gains	—		(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$6.56		$5.84	$5.55	$6.33	$5.78
Total return	12.33%		5.67%	(11.46)%	12.01%	22.88%
Ratios and supplemental data:
Net assets at end of period (000's)	$150,606		$357,216	$508,450	$314,062	$37,030
Ratio to average net assets:
Net expenses	1.19%	(A)	1.19%	1.19%	1.19%	1.20%
Gross expenses	1.33%		1.34%	1.31%	1.36%	1.50%
Net investment loss	(0.56)%		(0.49)%	(0.69)%	(0.46)%	(0.23)%
Portfolio turnover rate	68%		58%	36%	46%	195%	(B)
Touchstone Small Cap Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$5.89	$5.58	$6.35	$5.80	$5.28
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.02)	(—)	(C)
Net realized and unrealized gains (losses) on investments	0.75	0.37	(0.68)	0.70	1.13
Total from investment operations	0.73	0.34	(0.71)	0.68	1.13
Distributions from:
Realized capital gains	—	(0.03)	(0.06)	(0.13)	(0.61)
Net asset value at end of period	$6.62	$5.89	$5.58	$6.35	$5.80
Total return	12.39%	6.00%	(11.27)%	11.97%	23.04%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,639	$15,558	$22,863	$12,285	$12,372
Ratio to average net assets:
Net expenses	1.04%	1.04%	1.04%	1.04%	1.04%
Gross expenses	1.38%	1.24%	1.23%	1.31%	1.40%
Net investment loss	(0.41)%	(0.35)%	(0.54)%	(0.32)%	(0.07)%
Portfolio turnover rate	68%	58%	36%	46%	195%	(B)

(A)	Net expenses include amounts recouped by the Advisor.

(B)
Portfolio turnover excludes the purchases and sales of securities of the Touchstone Diversified Small Cap Growth Fund acquired on August 23, 2013. If these transactions were included, portfolio turnover would have been higher.

(C)	Less than $0.005 per share.

Touchstone Small Company Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,
	2017	2016		2015		2014		2013
Net asset value at beginning of period	$5.19	$5.58		$7.19		$8.52		$7.96
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(A)	(0.03)	(A)	—	(A)(B)	(0.02)	(A)
Net realized and unrealized gains on investments	0.89	0.57		0.26		0.38		2.25
Total from investment operations	0.87	0.55		0.23		0.38		2.23
Distributions from:
Realized capital gains	(0.42)	(0.94)		(1.84)		(1.71)		(1.67)
Net asset value at end of period	$5.64	$5.19		$5.58		$7.19		$8.52
Total return(C)	17.95%	12.52%		5.32%		5.40%		34.79%
Ratios and supplemental data:
Net assets at end of period (000’s)	$677,055	$685,807		$596,864		$682,481		$808,145
Ratio to average net assets:
Net expenses	1.18%	1.22%		1.25%		1.20%		1.21%
Gross expenses	1.18%	1.22%		1.25%		1.20%		1.21%
Net investment income (loss)	(0.49)%	(0.38)%		(0.61)%		0.06%		(0.24)%
Portfolio turnover rate	82%	61%		70%		59%		23%
Touchstone Small Company Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,
	2017	2016		2015		2014		2013
Net asset value at beginning of period	$3.39	$4.01		$5.72		$7.17		$6.99
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.03)	(A)	(0.05)	(A)	(0.04)	(A)	(0.06)	(A)
Net realized and unrealized gains on investments	0.63	0.35		0.18		0.30		1.91
Total from investment operations	0.53	0.32		0.13		0.26		1.85
Distributions from:
Realized capital gains	(0.42)	(0.94)		(1.84)		(1.71)		(1.67)
Net asset value at end of period	$3.50	$3.39		$4.01		$5.72		$7.17
Total return(C)	17.36%	11.48%		4.72%		4.55%		33.94%
Ratios and supplemental data:
Net assets at end of period (000’s)	$104,051	$110,842		$108,192		$115,642		$128,521
Ratio to average net assets:
Net expenses	1.92%	1.95%		1.94%		1.91%		1.93%
Gross expenses	1.92%	1.95%		1.94%		1.91%		1.93%
Net investment loss	(1.23)%	(1.10)%		(1.30)%		(0.66)%		(0.97)%
Portfolio turnover rate	82%	61%		70%		59%		23%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.

(B)	Less than $0.005 per share.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

Touchstone Small Company Fund—Class Y(A)
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,
	2017	2016		2015		2014		2013
Net asset value at beginning of period	$5.56	$5.89		$7.48		$8.78		$8.16
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	—	(B)(C)	(0.01)	(B)	0.03	(B)	0.01	(B)
Net realized and unrealized gains on investments	1.02	0.61		0.28		0.38		2.32
Total from investment operations	0.96	0.61		0.27		0.41		2.33
Distributions from:
Net investment income	—	—		(0.02)		—		(0.04)
Realized capital gains	(0.42)	(0.94)		(1.84)		(1.71)		(1.67)
Total distributions	(0.42)	(0.94)		(1.86)		(1.71)		(1.71)
Net asset value at end of period	$6.10	$5.56		$5.89		$7.48		$8.78
Total return	18.41%	12.95%		5.71%		5.62%		35.40%
Ratios and supplemental data:
Net assets at end of period (000’s)	$388,404	$257,483		$220,543		$247,639		$385,692
Ratio to average net assets:
Net expenses	0.85%	0.89%		0.87%		0.85%		0.81%
Gross expenses	0.85%	0.89%		0.87%		0.85%		0.81%
Net investment income (loss)	(0.16)%	(0.04)%		(0.24)%		0.46%		0.17%
Portfolio turnover rate	82%	61%		70%		59%		23%
Touchstone Small Company Fund— Institutional Class
Selected Data for a Share Outstanding Throughout The Period

	Period Ended November 30, 2017(D)
Net asset value at beginning of period	$5.80
Income (loss) from investment operations:
Net investment loss	(—)	(C)
Net realized and unrealized gains on investments	0.30
Total from investment operations	0.30
Net asset value at end of period	$6.10
Total return	5.17%	(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3
Ratio to average net assets:
Net expenses	0.79%	(F)
Gross expenses	2,069.15%	(F)
Net investment loss	(0.70)%	(F)
Portfolio turnover rate	82%

(A)	Effective October 28, 2017, Class I shares of the Sentinel Small Company Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.

(B)	The net investment income (loss) per share is based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

(E)	Not annualized.

(F)	Annualized.

OTHER INFORMATION REGARDING APPOINTMENT OF RUSSELL AS SUB-ADVISOR TO
THE SMALL CAP GROWTH FUND

Russell was appointed to serve as sub-advisor to the Small Cap Growth Fund effective July 30, 2018.  Generally, the 1940 Act requires an investment advisory agreement to be approved by the board, including the independent trustees, and the fund’s shareholders in order for it to become effective.  However, the SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, Inc. (previously defined as “Touchstone Advisors”), under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  A condition of this order requires Touchstone Advisors to furnish shareholders with information about Russell and the new sub-advisory agreement for the Small Cap Growth Fund between Russell and Touchstone Advisors (the “Sub-Advisory Agreement”).  A form of the Sub-Advisory Agreement is attached hereto as Exhibit D.  The following information is intended to provide shareholders of the Small Cap Growth Fund with information about Russell and the Sub-Advisory Agreement.  It is intended that the following information, along with the information contained in the Proxy Statement/Prospectus, will satisfy the information statement requirements of the exemptive order.

Background

Fiera Capital, Inc. (previously defined as “Fiera”) currently serves as sub-advisor to the Fund pursuant to a sub-advisory agreement dated June 1, 2016 between Fiera and Touchstone Advisors (the “Prior Sub-Advisory Agreement”), which was last approved by the Board on November 16, 2017.  At a meeting on May 17, 2018, the Board, including the Independent Trustees, approved the selection of Russell as sub-advisor and the Sub-Advisory Agreement.  Fiera is expected to serve as sub-advisor to the Fund through July 29, 2018, at which time Russell will begin serving as sub-advisor pursuant to the Sub-Advisory Agreement.

As the Small Cap Growth Fund’s sub-advisor, Russell will manage the Fund to achieve returns similar to the Fund’s current benchmark, the Russell 2000® Growth Index.

Board Considerations

The Board, including the Independent Trustees, considered the approval of the Sub-Advisory Agreement at an in-person meeting on May 17, 2018.  The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Touchstone Advisors, Russell or their affiliates to consider the approval of the Sub-Advisory Agreement and were assisted by independent legal counsel in their deliberations.  The Board considered information provided at the May 17, 2018 Board meeting.  Among the matters considered by the Board, including the Independent Trustees, in connection with the approval of the Sub-Advisory Agreement were the following:

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Russell.  The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Small Cap Growth Fund.  The Board also took into consideration that Touchstone was satisfied with Russell’s in-house risk and compliance teams.

Profitability. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell’s relationship with the Small Cap Growth Fund.  In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Small Cap Growth Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between Touchstone and Russell.  As a consequence, the anticipated level of profitability to Russell from its relationship with the Small Cap Growth Fund was not a substantial factor in the Board’s deliberations.

Sub-Advisory Fee. The Board considered that the Small Cap Growth Fund would pay an advisory fee to Touchstone and that Touchstone would pay a sub-advisory fee to Russell.  The Board compared Russell’s proposed sub-advisory fee to the sub-advisory fee paid to the current sub-advisor to the Small Cap Growth Fund, noting that the proposed sub-advisory fee rate was substantially lower than the current sub-advisory fee rate.  The Board took into account the sub-advisory fees other Touchstone funds had paid for transition services provided by Russell, noting that the proposed sub-advisory fee was comparable to those other fees.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Russell, with respect to the various services to be provided by Touchstone and Russell. The Board also noted that Touchstone negotiated the sub-advisory fee with Russell at arm’s length. Based upon their review, the Trustees concluded that the Small Cap Growth Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund from Russell.

Fund Performance. The Board also considered Russell’s investment performance and the Small Cap Growth Fund’s performance record under the management of the current sub-advisor.  The Trustees also noted that Russell has served as sub-advisor for a number of other Touchstone funds during sub-advisor transitions and that Touchstone was satisfied with Russell’s management of those funds.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Russell is qualified to manage the Small Cap Growth Fund’s assets in accordance with the Fund’s investment goal and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services provided and fees charged to other Touchstone funds for transition periods; and (d) Russell’s proposed investment strategies are appropriate for managing the Fund during the transition period.  In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Small Cap Growth Fund and its shareholders.

Information About the Sub-Advisor

Russell Implementation Services Inc. (previously defined as “Russell”), located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the sub-advisor to the Small Cap Growth Fund from July 30, 2018 through the closing of the Reorganization, which is expected to occur on or about September 21, 2018. As sub-advisor, Russell will make investment decisions for the Small Cap Growth Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.1 trillion in assets for clients in over 2,190 transition events in the last three calendar years.  As of May 29, 2018, Russell was managing eight mandates with $2.3 billion in assets across a broad range of asset classes. Specific to management engagements, Russell has handled 66 assignments with over $12 billion in assets under management in the last three calendar years.

The name and principal occupation of the principal executive officers of Russell are listed below.

Name	Title and Occupation
Vernon Barback	Chief Financial Officer
Kristin L. Burnett	Chief Compliance Officer
Michelle R. Seitz	President
Kenneth W. William	Secretary and Chief Legal Officer

The address for each person listed above is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

During the fiscal year ended March 31, 2018, Touchstone Advisors earned gross investment advisory fees of $2,982,099 for services provided to the Small Cap Growth Fund, and Touchstone Advisors paid $1,498,717 in sub-advisory fees to Fiera with respect to the Fund during the last fiscal year.  If the Sub-Advisory Agreement with Russell had been in effect during the fiscal year ended March 31, 2018, Touchstone Advisors would have paid Russell $359,692 in sub-advisory fees.  The percentage difference between the amounts actually paid by Touchstone Advisors and the amounts that would have been paid by Touchstone Advisors if the Sub-Advisory Agreement with Russell was in effect is (0.38)% for the Small Cap Growth Fund.

Touchstone Advisors will use a portion of its advisory fee to pay Russell’s sub-advisory fee.  Because Touchstone Advisors will pay Russell’s sub-advisory fees out of its own fees received from the Small Cap Growth Fund, there will be no “duplication” of advisory fees paid.

Description of the Sub-Advisory Agreement

A form of the Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Exhibit D.  The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the Prior Sub-Advisory Agreement with Fiera.  A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D.

General.  Russell will manage the investment and reinvestment of the portion of the assets of the Small Cap Growth Fund allocated to it by Touchstone Advisors (“Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Fund and in conformity with the Fund’s currently effective registration statement.  Russell will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Russell also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund Assets will be exercised.  Russell will provide regular reports to the Board and Touchstone Advisors.  Russell will place orders for portfolio transactions on behalf of the Small Cap Growth Fund in accordance with Trust policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  Pursuant to the terms of the Sub-Advisory Agreement, Touchstone Advisors will pay Russell a monthly fee based on the average daily net Fund Assets, without regard to any total expense limitation applied by the Trust and Touchstone Advisors.  The sub-advisory fee is computed and accrued daily.

The sub-advisory fee rate payable to Russell was negotiated at arm's length, based on a variety of factors, including the value of the services to be provided, the investment characteristics of the Small Cap Growth Fund relative to other similar funds and the fees charged to comparable products within the industry. There will be no change in the advisory fee rate paid by the Small Cap Growth Fund to Touchstone Advisors as a result of the appointment of Russell as the sub-advisor to the Fund.

Liability.  Russell has agreed to indemnify and hold harmless the Trust, Touchstone Advisors and all of their affiliated persons and all controlling persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of:  (a) Russell being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Small Cap Growth Fund’s registration statement or any written guidelines or instruction provided in writing by the Board, or (b) Russell’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability.  Russell agrees that (i) the Trust’s obligations to Russell under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Russell shall not seek satisfaction of any such obligation from the shareholders of the Small Cap Growth Fund, other than Touchstone Advisors, nor from any Trustee, officer, employee or agent of the Trust.

Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect from July 30, 2018 through the closing of the Reorganization, which is expected to occur on or about September 21, 2018. If shareholders of the Small Cap Growth Fund do not approve the Plan or if the Reorganization is otherwise not completed, Touchstone Advisors will consider other possible courses of action for the Small Cap Growth Fund, including continuing to operate the Fund as a stand-alone fund or merging the Fund into another Touchstone fund.

Amendment.  The Sub-Advisory Agreement may be amended at any time by the parties to the Sub-Advisory Agreement, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Small Cap Growth Fund affected by such change.

Termination.  The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone Advisors upon not more than sixty (60) days’ nor less than thirty (30) days’ prior written notice; (ii) by Russell upon not less than sixty (60) days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Small Cap Growth Fund.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.  The same termination terms applied to the Prior Sub-Advisory Agreement.

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2018, among Touchstone Small Company Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust (the “Trust”), a Massachusetts business trust; Touchstone Small Cap Growth Fund (the “Target Fund,” and collectively with the Acquiring Fund, the “Funds” and each a “Fund”), a series of the Trust; and Touchstone Advisors, Inc. (for purposes of Section 9.1 only of this Agreement). The Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
WHEREAS, the reorganization will consist of (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest, without par value, of the corresponding class of shares of the Acquiring Fund set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);
WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;
WHEREAS, the Target Fund and the Acquiring Fund are each a separate investment series of an open‑end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund will not be diluted in value as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND
LIABILITIES AND LIQUIDATION OF THE TARGET FUND
1.1    THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to transfer all of the Target Fund’s assets to the Acquiring Fund as set forth in Section 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.3; and (ii) to assume all of the liabilities of the Target Fund, as set forth in Section 1.3. Such transactions shall take place at the Closing provided for in Section 3.1.
1.2    ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, and claims (whether absolute or contingent, known or unknown) and receivables (including dividends or interest receivables), that is owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing (as defined below).

The Trust, on behalf of the Target Fund, has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof. The Trust, on behalf of the Target Fund, represents that as of the date of the execution of this Agreement there have been no changes in the financial position of the Target Fund as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, purchases and redemptions of Target Fund shares, the payment of its normal operating expenses and the distribution of its net income and net capital gain. The Trust, with respect to the Target Fund, reserves the right to buy and sell any securities or other assets in accordance with its investment objective and policies.
1.3    LIABILITIES TO BE ASSUMED. The Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.
1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is practicable (the “Liquidation Date”), (a) the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class, determined as of the time of such distribution (the “Target Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth in Section 2.3) received by the Target Fund pursuant to Section 1.1; and (b) the Target Fund will proceed to terminate in accordance with applicable laws of the Commonwealth of Massachusetts as set forth in Section 1.7 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.
1.5    TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund is terminated.
1.7    TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to Section 1.4.
1.8    WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.
ARTICLE II
VALUATION
2.1    VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund and the amount of the Target Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures approved by the Board of the Trust for regular use in determining net asset value or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2    VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund shall be the net asset value per share of such class of such Fund computed as of the Valuation Time, using the valuation procedures approved by the Board of the Trust for regular use in determining net asset value or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3    SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined with respect to each class by dividing (a) the net assets attributable to such class of the Target Fund, determined in accordance with Section 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with Section 2.2. Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A to this Agreement.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Target Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1    CLOSING DATE. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about [ ], 2018 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trust, or at such other time or place as the parties hereto may agree.
3.2    EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.3    DELIVERY OF ASSETS. Delivery of the Target Fund’s assets will be made by delivery to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this Section 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, will deliver with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.
3.4    TRANSFER AGENT CERTIFICATES. The Target Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder at the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.
3.5    CUSTODIAN CERTIFICATES. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Target Fund at the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other assets on the Closing Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1    REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:
(a)    The Target Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.
(b)    The Target Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.
(c)    The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Target Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Restated Agreement and Declaration of Trust, as amended or Amended and Restated By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.
(e)    The Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing, except for liabilities, if any, to be discharged as provided in Section 1.3.
(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the Reorganization. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.
(g)    The audited financial statements of the Target Fund dated March 31, 2018 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.
(h)    Since the date of the financial statements referred to in subsection (g) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.
(i)    All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (g) above are properly reflected on such financial statements. To the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.
(j)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (after reduction for any available capital loss carryover as of the Closing Date and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date.
(k)    The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).
(l)     All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. The Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund shares, nor is there outstanding any security convertible into any Target Fund shares.
(m)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.
(n)    The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees and this Agreement constitutes a valid and legally binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(o)    The information furnished by the Target Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(p)    The Target Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement/Prospectus, all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the Reorganization. The Proxy Statement/Prospectus included in the Registration Statement (only as it relates to the Target Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a)    The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.
(b)    The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
(c)    The current prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By‑Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.
(f)    The audited financial statements of the Acquiring Fund dated November 30, 2017 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.
(g)    Since the date of the financial statements referred to in subsection (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(h)    All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (f) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.
(i)    For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.
(j)    All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.
(k)    The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees and this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non‑assessable by the Acquiring Fund.
(m)    The information furnished by the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(n)    The Proxy Statement/Prospectus included in the Registration Statement (only as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
5.1    OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.
5.2    SHAREHOLDER MEETING. The Target Fund will call a meeting of the Target Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.
5.4    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.
5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing Date.
5.6    TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trust, the Target Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:
6.1    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:
7.1    All representations and warranties of the Target Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or Vice

President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or Assistant Treasurer of the Trust.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND     AND THE TARGET FUND
If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Target Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:
8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust’s Declaration of Trust and the 1940 Act. Notwithstanding anything in this Agreement to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1.
8.2    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.
8.3    All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.
8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.
8.5    Prior to the Valuation Time, the Trust, with respect to the Target Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders at least all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).
8.6    Each of the Acquiring Fund and the Target Fund shall have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:
(a)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(d)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, of all their shares of the Target Fund solely for Acquiring Fund Shares in the Reorganization.
(e)    The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(f)    The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.
(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations, and such representations as Vedder Price P.C. may reasonably request. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.
ARTICLE IX
EXPENSES
9.1    Except as otherwise provided, all expenses of the Reorganization, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Funds, whether or not the Reorganization is completed. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Target Fund shareholders are residents as of the date of the mailing of the Proxy Statement/Prospectus to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) shareholder solicitation costs.
9.2    Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1    The Acquiring Fund and the Target Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization.
ARTICLE XI
TERMINATION
11.1    This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Trust, on behalf of the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:
(a)    of a breach by any party of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or
(b)    a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Trust, or its Trustees or officers, to the other party.
ARTICLE XII
AMENDMENTS
12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
13.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
13.4    This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by any Fund without the written consent of the other Fund. Nothing in this Agreement expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.
13.5    With respect to the Trust, the names used in this Agreement refer respectively to the Trust and the Funds and, as the case may be, the Trustees, as trustees but not individually or personally, acting under the Restated Agreement and Declaration of Trust, as amended, which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of any of the Trustees, representatives, or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the property of the applicable Fund and all persons dealing with the Target Fund or the Acquiring Fund must look solely to property belonging to the Target Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Target Fund or the Acquiring Fund, respectively.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

TOUCHSTONE STRATEGIC TRUST, on behalf of Touchstone Small Cap Growth Fund By:____________________________________ Name: Title:
TOUCHSTONE STRATEGIC TRUST, on behalf of Touchstone Small Company Fund By:_____________________________________ Name: Title:
For purposes of Section 9.1 only: TOUCHSTONE ADVISORS, INC. By:____________________________________ Name: Title:
By:____________________________________ Name: Title:

EXHIBIT A

Share Classes to be Issued
Target Fund Share Class	Corresponding Acquiring Fund Share Class
A	A
C	C
Y	Y
Institutional	Institutional

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Each Fund has similar fundamental investment limitations, which are set forth below.

	Small Company Fund	Small Cap Growth Fund
Diversification
The Fund will not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Borrowing Money/Senior Securities	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation, or order under the Act or any SEC staff interpretation of the Act. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

Underwriting
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Small Company Fund	Small Cap Growth Fund

Commodities
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The Fund may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

Several of these investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, and any exemptive order or similar relief granted to a Fund.

With respect to each Fund, the following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.                                      Borrowing.  The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

2.                                      Senior Securities.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

3.                                      Underwriting.  Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.                                      Lending.  Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Fund’s current investment policy on lending is as follows:  the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may:  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5.     Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of the Small Cap Growth Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Small Cap Growth Fund owned as of the Record Date.  As of the Record Date, the total number of shares of each of the Small Cap Growth Fund and the Small Company Fund outstanding and, in the case of the Small Cap Growth Fund, entitled to vote was as follows:

Fund	Number of Shares
Touchstone Small Cap Growth Fund
Class A	[ ]
Class C	[ ]
Class Y	[ ]
Institutional Class	[ ]
Total	[ ]

Touchstone Small Company Fund
Class A	[ ]
Class C	[ ]
Class Y	[ ]
Institutional Class	[ ]
Total	[ ]

As of the Record Date, the Officers and Trustees of the Trust owned less than 1% of any class of the Small Cap Growth Fund or the Small Company Fund.

For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of shares of each class of the Small Company Fund that would have been owned by such parties assuming the Reorganization had occurred on the Record Date. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders.

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Small Company Fund after the Reorganization (pro forma)
Small Cap Growth Fund
Class A	[ ]	[ ]	[ ]	[ ]	[ ]
Class C	[ ]	[ ]	[ ]	[ ]	[ ]
Class Y	[ ]	[ ]	[ ]	[ ]	[ ]
Institutional Class	[ ]	[ ]	[ ]	[ ]	[ ]
Small Company Fund
Class A	[ ]	[ ]	[ ]	[ ]	[ ]
Class C	[ ]	[ ]	[ ]	[ ]	[ ]
Class Y	[ ]	[ ]	[ ]	[ ]	[ ]
Institutional Class	[ ]	[ ]	[ ]	[ ]	[ ]

EXHIBIT D:  FORM OF SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT

TOUCHSTONE SMALL CAP GROWTH FUND
TOUCHSTONE STRATEGIC TRUST

This Sub-Advisory Agreement (the “Agreement”) is made as of July 30, 2018, between Touchstone Advisors, Inc. (the “Advisor”), and Russell Implementation Services, Inc., a Washington corporation (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone Small Cap Growth Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with interim portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.    Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Investment Guidelines attached as Schedule A to this Agreement and subject to the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.    Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Investment Guidelines set forth in Schedule A, and in conformity with the Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents, any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised.

b.As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c.The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund.

d.The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e.The Sub-Advisor has full discretion and authority, to the extent required or permitted by applicable law, and further subject to the additional terms, policies, objectives, and restrictions set forth in this Agreement and the applicable Schedules, to do any or all of the following: (i) to establish brokerage accounts in the Fund’s name with the Sub-Advisor or other unaffiliated brokers or counterparties to effect securities transactions in connection with the services hereunder, and to exercise full discretionary authority over such accounts; and (ii) to purchase or sell, securities held in the Fund’s investment accounts.

In connection with these transactions, the Sub-Advisor may (i) negotiate, amend, execute and deliver any agreements or documents the Sub-Advisor considers necessary or desirable for the purpose of entering into these securities transactions; and (ii) deliver to counterparties, on the behalf of the Fund representations, warranties, and covenants, along with such financial information regarding the Fund as such counterparties may reasonably request.

f.All transactions will be conducted in the manner described in the Sub-Advisor’s Trading Practices, attached as Schedule B. The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

g.Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.    The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

h.    The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility for calculating the Fund’s net asset value.

i.    Regulatory Compliance.

(i)The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment advisor providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii)The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii)The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv)Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

(v)The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi)The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor). In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii)The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

j.    The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name and logo in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s); and (v) permission to use photos of individual portfolio manager(s) in connection with the marketing of the Fund.

k.    The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.    The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.    In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

n.    The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

o.    The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law. The Advisor shall remain responsible for the Funds overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.    The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.    The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Funds investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Fund. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.    The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents.

3.    Compensation of the Sub-Advisor.

a.    As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX of the average daily net assets of the Fund; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

b.    The Sub-Advisor reserves the right to waive all or a part of its fees.

4.    Ongoing Reporting of the Sub-Advisor.

a.     Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Fund’s Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.

b.     Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.

5.    Representations of the Advisor. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code; and (g) information provided by the Advisor to the Sub-Advisor pursuant to this Agreement, including but not limited to Investment Guidelines, policies, restrictions, and identifying information provided to establish accounts with the Sub-Advisor is accurate and complete in every material respect, and (i) the Advisor acknowledges that various members of Russell Investments provide other services, including consulting advice and recommendations with respect to investment strategies and service providers, and that as a matter of policy, such consulting services do not include evaluations, advice or recommendations to use Russell Investments products or services. If the Trust has or will receive such services, the Advisor represents that (i) it did not rely upon, and was not influenced by, this investment advice as the primary basis for selecting the Sub-Advisor to provide the services hereunder; and (ii) it will not rely on such investment advice in considering whether or not to continue the services provided hereunder. The Advisor will promptly notify the Sub-Advisor if any representation ceases to be accurate or complete in any material respect, and will provide the Sub-Advisor with such other documents or certificates as the Sub-Advisor may reasonably request in connection with the services. For purposes of this Agreement, “Russell Investments” shall mean Frank Russell Company and its subsidiaries.

6.    Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.    Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.    Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.    Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.    Renewal, Termination and Amendment.

a.    This Agreement shall continue in effect, unless sooner terminated under this Agreement, through July 29, 2020; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.    This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day's nor less than 30-day's prior written notice delivered to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day's prior written notice delivered to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.    This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change, except that the Sub-Advisor may amend Schedule B (Russell Trading Practices) by written notice to the Advisor.

d.    The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.    Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

15.    Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.    Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.      Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s statement of financial condition) and will promptly supply to the Advisor copies of all amendments or restatements of such document. U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY:

Name:

Title:

BY:

Name:

Title:

RUSSELL IMPLEMENTATION SERVICES INC.

BY:

Name:

Title:

Schedule A

INVESTMENT GUIDELINES

INTERIM MANAGEMENT SERVICES PROGRAM
This Schedule describes the Interim Management Services program (the “Program”) to be provided under the Agreement. The Program includes a combination of administrative coordination, cash and transaction management, and “overlay” investment advisory services using securities and other instruments designed to keep the Fund’s assets aligned with investment policy or an otherwise specified target for a specified period.

INVESTMENT OBJECTIVE
Russell will manage the Fund to achieve best execution and returns similar to the Fund’s benchmark index based on ex ante tracking error while controlling transaction-related expenses through reduced trading. The goal will be to manage to the Fund’s risk relative to the Funds benchmark index, as measured by the annualized ex ante tracking error, to the Russell 2000® Growth Index (the “Target”); targeting 2.0% tracking error and rebalancing the Fund if tracking error exceeds 2.25%. The Target is determined through various risk optimization models to target the 2.0% tracking error and is also designed to mitigate and reduce other risk, but not all associated risk factors. Russell does not conduct specific research, fundamental analysis, or have an opinion as to the quality of any specific security or investment instrument. Should the Fund’s tracking error exceed 2.25% as measured at a minimum, on a weekly basis, Russell will re-optimize the Fund back to the 2.0% annualized target under the limitation that any securities purchased are within the Russell 2000® Growth Index’s universe. The minimum number of names to be held will be 300 with a maximum of 600 names.

TIMEFRAME
The expected timeframe of the interim assignment is approximately six weeks. The Sub-Advisor reserves the right to resign from the interim assignment by providing 30 days advanced written notice.

FEES
There will be a monthly investment management fee of XX basis point (XX%) based on the actual number of days (actual/actual) which would begin July 30, 2018. This fee will be assessed monthly.

It is understood that the above pricing is based on our agreement that the Sub-Advisor will conduct the transition at the conclusion of the interim portfolio management assignment.

INTERIM MANAGEMENT SERVICES
The Sub-Advisor will monitor the tracking error _X _weekly ___ monthly.
The Sub-Advisor will rebalance, if necessary, _X_ weekly ___ monthly when the measured portfolio tracking error exceeds 25 basis points (0.25%) from the target portfolio level tracking error outlined above.

The Sub-Advisor’s interim portfolio management process utilizes various risk models and optimization techniques with the primary goal of reducing portfolio level tracking error as measured versus the specified published benchmark index. This process further attempts to mitigate and reduce other but not all associated risk factors. While providing interim portfolio management services, the Sub-Advisor does not conduct specific research, fundamental analysis, or have an opinion as to the investment quality of any specific security or investment instrument. While the optimization process seeks to reduce portfolio level tracking error, it does not eliminate the risk associated with security specific events.

During the interim portfolio management timeframe, the Sub-Advisor will be responsible for corporate actions including proxy materials. Unless otherwise instructed, the Sub-Advisor’s default for proxy voting is to vote in line with Russell Investments Guidelines.

CONSTRAINTS
__X __Limit purchases to securities contained within the benchmark universe (Sub-Advisor default)
__X __Limit purchases to not exceed the benchmark weight (Sub-Advisor default)

Cash and cash equivalents should be limited to 5% of the total portfolio value.
Will the interim assignment include the use of financial futures? ___Yes__x_ No
Are any residual cash balances to be equitized? ___Yes___x_ No
For multi-currency portfolios are any currency exposures to be hedged? ___Yes___x__ No
If yes, please detail below:

REPORTING REQUIREMENTS
Monthly portfolio appraisal detailing the holdings
Monthly performance report
Monthly risk analysis
Monthly reconciliation of account(s) with custodian

ELIGIBLE SECURITIES AND INVESTMENTS
The Program can invest in short-term Government securities, short-term cash vehicles, and individual equity, fixed income, or other securities.

RESTRICTIONS
The Program may not:

•	Use futures for any purpose.

•	Engage in commodity transactions.

Schedule B

TRADING PRACTICES

Russell Implementation Services Inc. (“Russell”) is a registered investment adviser under the Investment Advisers act of 1940, as amended, and a registered broker dealer under the Securities Exchange Act of 1934, as amended. The following describes the terms, conditions and trading practices that apply when Russell has been engaged by a client (the “Client”) to effect transactions in securities, futures, currency, swaps and related instruments.

BEST EXECUTION. Russell seeks “best execution” in performing all of its trading services. Best execution is a term of art that does not have a single industry accepted definition. Russell defines best execution as:
The process that is most likely, in Russell’s good faith judgment, to preserve the value of investment decisions within the Client’s stated investment objectives and constraints.
Best execution requires evaluation and management of probabilistic factors that cannot be predicted or controlled effectively on a trade-by-trade basis. As such, Russell’s process is designed to minimize total expected costs and risks across the distribution of events in an investment cycle.
ORDER AGGREGATION AND ALLOCATION. Russell may in some cases aggregate sales and purchase orders of securities and other investments for Clients with concurrent trades managed by Russell or its affiliates. Russell is not obligated to aggregate orders, and will only do so if Russell reasonably believes such aggregation will result in an overall benefit to its Clients, taking into consideration the objective of best execution as defined above. Aggregated orders are allocated among Russell Clients such that Clients are treated on a fair and equitable basis, and that the interests of some Clients are not placed over those of others.
SECURITIES TRANSACTIONS. Russell effects transactions in securities including stocks and bonds as follows:
Agency Basis. Russell acts as agent for its Clients for all transactions. Russell may consider trades with independent broker-dealers or counterparties who are themselves acting as principal or agent, but Russell will always act in an agency capacity. Russell may arrange agency cross-transactions where permitted and where such transactions are consistent with the overall implementation strategy. An arranged agency cross-trade is a trade where Russell presents both sides of the trade, as agent, to an external crossing network, exchange or market place where the price is determined independently.
Broker-Dealers. Russell has arrangements with a wide network of non-affiliated correspondent broker-dealers and counterparties (collectively, “Broker-Dealers”) and may use any one or more of such Broker-Dealers to perform execution, clearing or other services in relation to trades executed under its Client agreements. Russell selects and evaluates Broker-Dealers for trading services based on processes designed to achieve best execution as defined above. These due diligence processes include evaluation of several factors, including quality of execution (measured in terms of net price versus stated benchmarks), market access, technology, and ability to accommodate special transaction needs and Client service.
Futures Transactions. Russell manages futures transactions for Clients in several contexts, including Overlay Services, Transition Services and various interim portfolio management and other assignments. The terms and strategies applied will vary depending on the type of service and the contract, investment guidelines and special restrictions established with the Client, but the following general practices apply:
Designated Brokers. As an agent, Russell effects all futures transactions in accounts established with a clearing broker selected by agreement of Russell and the Client (the "Designated Broker"). To establish these account(s), Russell will provide the Client with materials developed by the Designated Broker, including certain disclosure materials related to the risks of futures. Accounts may be established either directly by the Client, or by Russell on behalf of the Client if the Client executes a Power of Attorney (in the form prescribed by the Designated Broker) authorizing Russell to execute customer agreements and establish such accounts. Russell may also use execution-only brokers for futures transactions. Russell manages and maintains the required give-up agreements between clearing and execution-only firms necessary to effect such transactions.
The Designated Broker is responsible for the timely payment of amounts owed to Clients and for the payment of any penalties and interest due to any default by the Designated Broker. The Client is responsible for ensuring the timely payment of any amounts owed by the Client to the Designated Broker upon instruction from Russell and for payment of any penalties and interest due to any such default on the part of the Client.
Collateral. The Designated Broker may require initial, variation, maintenance and other required margin in the form of monies, securities or otherwise (“Collateral”) in connection with the Client account. As provided in the Client agreement, Russell will from time to time execute Collateral transactions and provide (or direct the Client to provide) the Designated Broker with the necessary Collateral. The collateral will be held in an account at the Designated Broker in the name of the Client. All interest and earnings on the Collateral belong to the Client and will be delivered to the Client on a periodic basis.
CURRENCY AND SWAP TRANSACTIONS. Russell effects transactions in currency and swaps as follows:
Counterparty Banks and Prime Brokers. Russell has arrangements with a wide network of non-affiliated counterparty banks and prime brokers (collectively “Counterparties”) and may use any one or more of such Counterparties to perform execution, clearing or other services in relation to trades executed under Client agreements. Russell selects and evaluates Counterparties for trading services based on processes designed to achieve best execution. These due diligence processes include evaluation of several factors, including creditworthiness, quality of execution (measured in terms of proximity to the contemporaneous market price), Client service, market access, technology and ability to accommodate special transaction needs.
Alternative Execution Outlets. Russell may employ a variety of alternative execution outlets in pursuit of best execution and individual counterparty trade execution systems.
Currency and Swap Collateral. The Counterparties may require margin in the form of monies, securities or otherwise (“OTC Collateral”) in connection with the Client account. As provided in the Client agreement, Russell will from time to time execute OTC Collateral transactions and provide (or direct the Client to provide) the Counterparties with the necessary OTC Collateral. All interest and earnings on the OTC Collateral belong to the Client and will be delivered to the Client on a periodic basis.

FEES AND OTHER CHARGES. Russell fees related to securities, futures, currency, swap or other transactions, will be on terms separately agreed with the Client for the assignment and may be collected by brokers, counterparties or charged directly. For securities transactions, brokerage fees include charges for execution, clearing or other services, if any, imposed by the Broker-Dealers, exchanges, ECN’s or other execution venues. For futures transactions, brokerage fees include charges imposed by the Designated Broker and, if applicable, the execution-only broker, for execution, clearing and other services. For currency transactions, trading costs and fees are generally reflected in the currency exchange rate. For swap transactions, fees and charges are generally included in the price of the swap. For all transactions, fees for taxes, exchange fees, settlement, prime brokerage, transfer, custodial fees and other similar items are borne by the Client.

TSF-2437-1806

The information contained in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED JUNE 11, 2018

STATEMENT OF ADDITIONAL INFORMATION

July [ ], 2018

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated July [ ], 2018, relating specifically to the proposal providing for (i) the transfer of all of the assets of the Touchstone Small Cap Growth Fund to the Touchstone Small Company Fund in exchange solely for Class A, Class C, Class Y, and Institutional Class shares of the Touchstone Small Company Fund and the assumption by the Touchstone Small Company Fund of all of the liabilities of the Touchstone Small Cap Growth Fund; and (ii) the pro rata distribution by class of the Touchstone Small Company Fund’s shares to the Touchstone Small Cap Growth Fund’s shareholders in complete liquidation and termination of the Touchstone Small Cap Growth Fund. Each transfer is to occur pursuant to an Agreement and Plan of Reorganization, which is discussed in more detail in the Proxy Statement/Prospectus.

A copy of the Proxy Statement/Prospectus may be obtained without charge by calling or writing to Touchstone Strategic Trust at the telephone number or address set forth above or by visiting the Touchstone website at touchstoneinvestments.com/our-company/regulatory-documents.htm.

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Table of Contents

A. General Information	3
B. Incorporation by Reference	3
C. Pro Forma Financial Information (Unaudited)	3

EXHIBIT A: Statement of Additional Information for the Touchstone Small Company Fund	A-1

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A.                                    General Information

This SAI relates to the proposal providing for (i) the transfer of all of the assets of the Touchstone Small Cap Growth Fund to the Touchstone Small Company Fund in exchange solely for Class A, Class C, Class Y, and Institutional Class shares of the Touchstone Small Company Fund and the assumption by the Touchstone Small Company Fund of all of the liabilities of the Touchstone Small Cap Growth Fund; and (ii) the pro rata distribution by class of the Touchstone Small Company Fund’s shares to the Small Cap Growth Fund’s shareholders in complete liquidation and termination of the Touchstone Small Cap Growth Fund.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Proxy Statement/Prospectus and the documents listed below may be obtained upon request, and without charge, by writing to Touchstone Strategic Trust at P.O. Box 9878, Providence, RI 02940, by calling (800) 543-0407 toll-free, or by visiting touchstoneinvestments.com/literature-center/fund-literature.htm and touchstoneinvestments.com/our-company/regulatory-documents.htm. In addition, the currently effective SAI relating to the Touchstone Small Company Fund is included as Exhibit A to this SAI.

B.                                    Incorporation by Reference

This SAI incorporates by reference the following documents (which means that they are legally considered to be a part of this SAI):

(1)                                 Annual Report relating to the Touchstone Small Cap Growth Fund for the fiscal year ended March 31, 2018 (previously filed on EDGAR, Accession No. 0001144204-18-031899).

(2)                                 Annual Report relating to the Touchstone Small Company Fund for the fiscal year ended November 30, 2017 (previously filed on EDGAR, Accession No. 0001144204-18-004912).

C.                                    Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the Touchstone Small Cap Growth Fund (the “Target Fund”) and the Touchstone Small Company Fund (the “Acquiring Fund”) as of November 30, 2017. The Acquiring Fund’s information was prepared using the financial information as of and for the fiscal year ended November 30, 2017. (Before the Acquiring Fund commenced operations, all of the assets and liabilities of the Sentinel Small Company Fund (the “Predecessor Fund”) were transferred to the Acquiring Fund in a tax-free reorganization on October 27, 2017 (the "Sentinel Reorganization"). The financial information of the Acquiring Fund included prior to the Sentinel Reorganization is that of the Predecessor Fund. Financial information of the Predecessor Fund has been adjusted for purposes of the pro forma numbers to reflect operating expenses applicable to Touchstone Funds. The Target Fund’s information was prepared using the financial information as of and for the fiscal year ended March 31, 2018.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Acquiring Fund, which are available in their annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization occurred on as of the beginning of the 12-month period ended November 30, 2017.

Target Fund	Acquiring Fund
Touchstone Small Cap Growth Fund, a series of Touchstone Strategic Trust	Touchstone Small Company Fund, a series of Touchstone Strategic Trust

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Fund or its shareholders as a direct result of the Reorganization.  The Target Fund and the Acquiring Fund are both series of the same registered open-end management investment company.  The Reorganization would be accomplished by the transfer of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares

3

of the Acquiring Fund, pro-rata distribution of such shares of the corresponding class to the shareholders of the Acquired Fund, and liquidation and termination of the Acquired Fund.

The table below shows the number of shares of each class of the Acquiring Fund that Acquired Fund shareholders would have received had the Reorganization occurred on November 30, 2017.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	3,766,288	Class A
Class C	2,599,617	Class C
Class Y	41,488,644	Class Y
Institutional Class	2,258,332	Institutional Class

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align with ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes. The table below sets forth the net assets of each Fund and the pro forma net assets of the combined Fund as of November 30, 2017.

Fund	Net Assets	As-of Date
Touchstone Small Cap Growth Fund (Target Fund)	$297,018,311	November 30, 2017
Touchstone Small Company Fund (Acquiring Fund)	$1,236,563,656	November 30, 2017
Touchstone Small Company Fund (Pro Forma Fund)	$1,533,581,967	November 30, 2017

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Fund financial information as if the Reorganization had been in effect on the first day of the twelve-month period ended November 30, 2017 using the fees and expenses information shown in the Proxy Statement/Prospectus.  The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information.  Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Fund net assets presented in Note 2.  Actual results could differ from those estimates.  No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Investment advisory and administration fees(1)	$(728,523)	(0.0475)%
Professional fees(2)	$(23,034)	(0.0015)%
Transfer Agent fees(2)	$(496,465)	(0.0323)%
Registration fees(2)	$(67,242)	(0.0044)%
Reports to Shareholders(2)	$(45,721)	(0.0030)%
Trustee Fees and Expenses(2)	$(275,156)	(0.0179)%
Other Expenses(2)	$(29,079)	(0.0019)%
Reimbursement(3)	$439,774	0.0287%
Total Pro Forma Net Expense Adjustment	$(1,225,446)	(0.0798)%
(1)                                 Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration Fee rates following the Reorganization to the combined Fund’s average net assets.
(2)                                 Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)                             Reflects the decrease in expense reimbursement payments the adviser would have made to the combined Fund if the Reorganization had occurred on the first day of the twelve-month period ended November 30, 2017.

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No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.  No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Portfolio Repositioning

In connection with the appointment of Russell as the sub-advisor to the Target Fund, which is separate from the Reorganization and does not require shareholder approval, it is expected that the Target Fund will sell approximately 15.6% (or $29 million) of its investment portfolio as of March 31, 2018. This repositioning will occur whether or not the Reorganization is consummated. Following the Reorganization, it is expected that the Acquiring Fund will sell approximately 77.5% (or $145 million) of the securities in the Target Fund's investment portfolio as of March 31, 2018. Both the repositioning and the Reorganization will result in total sales of approximately 93.1% (or $174 million) of the Target Fund's investment portfolio as of March 31, 2018.

It is estimated that portfolio repositioning in connection with the appointment of Russell as the sub-advisor would have resulted in brokerage commissions or other transaction costs of approximately $46,670 for the Target Fund, based on average commission rates charged by transition managers, if such sales occurred on March 31, 2018, and realized gains of approximately $7.7 million, or approximately $0.27 per share, if the securities had been sold on March 31, 2018. It is estimated that portfolio repositioning of the Acquiring Fund following consummation of the Reorganization would have resulted in brokerage commissions or other transaction costs of approximately $231,692 for the Acquiring Fund, based on average commission rates charged by transition managers, if such sales occurred on March 31, 2018, and realized gains of approximately $22.2 million, or approximately $0.08 per share, if the securities had been sold on March 31, 2018. These sales of portfolio securities may result in realized capital gains, which may reduce capital loss carryforwards, if any, of the Funds described in Note 7 below and may affect the amount of the distribution(s) that the Target Fund is required to declare and pay to its shareholders on or prior to the closing date of the Reorganization.

Note 5—Reorganization Costs

Touchstone Advisors, Inc. estimates that expenses for the Reorganization will be approximately $110,000.  These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization and do not include brokerage transaction costs associated with portfolio repositioning.  Touchstone Advisors, Inc., and not the Target Fund or the Acquiring Fund, will pay the costs of the Reorganization whether or not the Reorganization is completed.

Note 6—Accounting Survivor

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the portfolio manager, portfolio composition, investment goal, expense structure and investment policies and limitations of the Acquiring Fund.

Note 7—Capital Loss Carryforwards

As of March 31, 2018 and November 30, 2017, both the Target and Acquiring Funds, respectively, did not have any unused capital loss carryfowards available for federal income tax purposes to be applied against future capital gains.

5

EXHIBIT A: STATEMENT OF ADDITIONAL INFORMATION FOR TOUCHSTONE SMALL COMPANY FUND

TOUCHSTONE STRATEGIC TRUST

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2018

	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Balanced Fund	SEBLX	SBACX	SIBLX
Touchstone International Equity Fund	SWRLX	SWFCX	SIIEX	TOIIX
Touchstone Large Cap Focused Fund	SENCX	SCSCX	SICWX	SCRLX
Touchstone Small Company Fund	SAGWX	SSCOX	SIGWX	TICSX	SSRRX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (the “Funds”).  It is intended to provide additional information regarding the activities and operations of Touchstone Strategic Trust (the “Trust”) and should be read in conjunction with the Funds' prospectus dated March 30, 2018, as may be amended. The Trust’s audited financial statements for the fiscal year ended November 30, 2017, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. A copy of the Trust's prospectus and Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST

Touchstone Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982. This SAI relates to the following separate series of the Trust: Touchstone Balanced Fund (the "Balanced Fund"), Touchstone International Equity Fund (the "International Equity Fund"), Touchstone Large Cap Focused Fund (the "Large Cap Focused Fund"), and Touchstone Small Company Fund (the "Small Company Fund") (each a “Fund”, and collectively, the “Funds”). Each of the Balanced Fund, International Equity Fund, and Small Company Fund is a diversified open-end management investment company. The Large Cap Focused Fund is a non-diversified open-end management investment company.

Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for each Fund. The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York and transfer agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as "BNY Mellon"). Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares. The Distributor is an affiliate of the Advisor.

The Funds offer five separate classes of shares: Classes A, C, Y, Institutional, and R6. The shares of a Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's classes that are offered in the prospectus and this related SAI are listed below:

Funds	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	X	X	X
International Equity Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X
Small Company Fund	X	X	X	X	X

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such a result has occurred. In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds

On October 27, 2017, all of the assets and liabilities of the predecessor funds listed below (together, the "Predecessor Funds") were acquired by the corresponding Fund in tax-free reorganizations as set forth in an agreement and plan of reorganization between the Trust, on behalf of each Fund, and Sentinel Group Funds, Inc., on behalf of each Predecessor Fund (the "Reorganizations"). As a result of the Reorganizations, the performance and accounting history of each Predecessor Fund was assumed by the corresponding Fund.  Financial and performance information included prior to October 27, 2017 is that of the Predecessor Funds. The Funds did not operate prior to the Reorganizations.

Predecessor Funds	Funds
Sentinel Balanced Fund	Balanced Fund
Sentinel International Equity Fund	International Equity Fund
Sentinel Common Stock Fund	Large Cap Focused Fund
Sentinel Small Company Fund	Small Company Fund

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal investment strategies and principal risks are described in the Funds’ prospectus. The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Funds’ investment goals, investment limitations, policies and strategies. In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

ADRs, ADSs, EDRs, GDRs, and CDRs. American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-Backed Securities (“ABS”). Asset-backed securities are secured by assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a two to ten year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an asset-backed security transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Borrowing. Borrowing may exaggerate changes in the net asset value (“NAV”) of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. See the section entitled “Investment Limitations,” below.

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the a Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Commodity Futures Trading Commission Regulation. Certain Funds within the Trust complex and the Advisor have claimed exclusion or exemption from the requirement to register with the Commodity Futures Trading Commission (the “CFTC”). The Funds comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.”  Similarly, so long as the Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.”  The Advisor, on behalf of certain Funds within the Trust complex and itself, has filed a claim with the CFTC claiming the CPO exemption.  Therefore, neither the Funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Cyber Security Risk.  The Funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a Fund or the Advisor, a sub-advisor, the Funds’ distributor, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment therein to lose value.

Derivatives. The Funds may invest in various instruments that are commonly known as derivatives.  Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index.  There are many different types of derivatives and many different ways to use them, and there is a range of risks associated with those uses.  Futures and options are commonly used both for traditional hedging purposes to attempt to limit exposure to changing interest rates, securities prices, or currency exchange rates and as a method of gaining exposure to a particular security, securities index or other financial instrument without investing directly in those instruments.  Some uses of derivatives may have the effect of creating leverage, which tends to magnify the portfolio effects of the underlying instrument’s price changes as market conditions change.  Leverage involves the use of a small amount of money to control a large amount of financial assets, and can lead to significant losses.  A sub-advisor will use derivatives only in circumstances where the sub-advisor believes they offer the most economic means of improving the risk/reward profile of the Fund.  Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Funds.  The use of derivatives for non-hedging purposes may be considered speculative.  A description of the specific derivatives that the Funds may use and some of their associated risks is discussed below under the captions “Foreign Securities-Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Leveraging,” “Options” and “Swap Agreements.”

Equity-Linked Notes. A Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

Foreign Securities. A Fund may invest in securities of foreign issuers and in sponsored and unsponsored ADRs and other depositary receipts. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union. In June 2016, the United Kingdom held a referendum resulting in a vote in favor of the United Kingdom leaving the European Union. These circumstances and potential future developments could have a negative effect on the United Kingdom’s and other European countries’ economies and may result in greater volatility in global financial and currency markets.

Foreign Market Risk. The Funds may be subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk. While each Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. A Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect a Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. A Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of February 28, 2018, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. Frontier market countries, which are those emerging market countries that have the smallest, least mature economies and least developed capital markets, are generally countries that are included in the MSCI Frontier Markets Index.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Funds’ outstanding investments. Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

Illiquid Securities. Subject to the limitations in the 1940 Act, the Funds may invest in illiquid securities. SEC guidance and a recently adopted SEC rule provide that an open-end investment company, such as each of the Funds, must limit its investments in illiquid securities to no more than 15% of net assets. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, a Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance the Funds’ capital appreciation potential. To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor or sub-advisors based on criteria approved by the Board.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” for purposes of the regulated investment company requirements under Internal Revenue Code of 1986, as amended (the "Code"), and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. Each Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds, including the Funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investment Company Shares. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another company, a Fund would be subject to the same risks as any other investor in that investment company. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that a Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all registered investment companies.

See also “Investment Limitations” and “Permitted Investments and Risk Factors - Exchange-Traded Funds.”

Leveraging. Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal amount of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by a Funds’ custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.

Lower-Rated Securities. A Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, deemed to be of comparable quality by the Fund’s sub-advisor. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s NAV.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of a Fund’s investment portfolio and increasing the exposure of a Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s NAV.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though a Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by a Fund in a taxable year is not represented by cash, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions. See “Taxes” for more information.

Special Considerations Concerning Distressed and Defaulted Securities:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to high-yield, high-risk bonds.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  The Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities.

Asset-Backed Securities: Asset-backed securities ("ABS") are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA) (“Ginnie Mae”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities: Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association (FNMA) (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”). Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer. Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie

Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Real Estate Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. A Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

Municipal Securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt.

General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility (e.g., tolls from a toll bridge). The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, a Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes. Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the U.S. Federal Housing Administration by way of Fannie Mae or Ginnie Mae.

Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third-party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

Build America Bonds (“BABs”). BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by a Fund, an issue of municipal securities may cease to be rated by Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s Ratings Services (“S&P”), or another NRSRO, or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable credit quality ratings as standards for its investments in municipal securities.

A Fund may invest in municipal securities that are insured by financial insurance companies. If a Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to a Fund and affect its share price.

A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, healthcare, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund’s securities or by a decrease in the cost of acquisition of securities by a Fund.

A Fund may write both covered call and put options. A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, a Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, a Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the staff of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, a Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount a Fund would be required to pay upon exercise of the put, earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by a Fund and where the transactions are appropriate to reduce a Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Securities of Foreign Issuers.”

Over-The-Counter Stocks. A Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Receipts. Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through a Fund, he or she will bear not only his or her proportionate share of the expenses of a Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

ReFlow Liquidity Program (all Funds, except International Equity Fund). Certain Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

There is no assurance that ReFlow will have sufficient funds available to meet the Funds' liquidity needs on a particular day. Investments in the Funds by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Funds' prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of a Fund’s custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by a Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by a Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by a Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to a Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities or otherwise “covering” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to procedures adopted by the Trust’s Board.

Sector Focus. If the Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and a Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) a Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year ended November 30, 2017 were as follows:

Fund Name	Investment Income	Premium Income	Compensation	Agency Fee	Admin Fee	Rebate Paid to Borrower	Indemnification Fee	Other Fee	Fees paid for Cash Collateral Management	Aggregate Fees	Net Income	Average on Loan Value
Balanced	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Equity	$109	N/A	$109	$8	N/A	$56	N/A	N/A	$188	$252	$(143)	$125,730
Large Cap Focused	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Company	$9,622	$2,881	$12,503	$1,327	N/A	$3,658	N/A	N/A	$16,842	$21,827	$(9,324)	$11,228,348

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales. In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings. See “Investment Limitations” below.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. To the extent a Fund  engages in short sales, it will comply with these requirements.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Stand-By Commitments. When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by a Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by a Fund, although it could sell the underlying municipal obligation to a third-party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of a Fund’s total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Step Coupon Bonds (“STEPS”). A Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes. A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating-rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating-rate swaps involve the exchange of fixed interest rate cash flows for floating-rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating-rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating-rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating-rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows a Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows a Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if the Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). The Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option by the buyer of the option, the Fund will become obligated according to the terms of the underlying swap agreement.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Temporary Defensive Investments. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by a NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash. When a Fund invests in defensive investments, it may not achieve its investment goal.

Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations. Below are each Fund’s fundamental investment limitations (or policies), which it cannot change without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

For the illiquid securities and bank borrowing fundamental policies, which contain percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if the Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, and any exemptive order or similar relief applicable to a Fund.

The following fundamental investment limitations apply to each Fund:

1.     Each Fund, other than the Large Cap Focused Fund, is a “diversified company” as defined in the 1940 Act. This means that a Fund will not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

2.     A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

3.     A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

4.     A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

5.     A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.     A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.     A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Non-Fundamental Investment Limitations.  Each Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

80% Investment Policy. Certain of the Funds have adopted a policy to invest, under normal circumstances, at least 80% of its “assets” in certain types of investments as suggested by its name (the “80% policy”). Shareholders will be provided with at least 60-days’ prior notice of any change in a Fund’s 80% investment policy.

The following non-fundamental investment limitations apply to each Fund:

1.    In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.    In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.    In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus or Statement of Additional Information.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, and, for the Trustees, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor, the "Touchstone Funds" are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”
Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years (3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	49
IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life
Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator)
from 1999 to the present; W&S
Brokerage Services (a brokerage
company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati
from 2012 to the present; The
Lafayette Life Insurance Co. from 2016 to the present; and LL Global Inc. from 2016 to the present.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	49	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	49	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years(3)
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	49
SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from
2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49
Director of Streamline Health
Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present;
and BASCO Shower Door from 2011 to the present.

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) As of March 30, 2018, the Touchstone Fund Complex consisted of 25 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 10 variable annuity series of Touchstone Variable Series Trust.
(3) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006.	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard The Bank of New York Mellon 201 Washington Street,13th Fl Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of The Bank of New York Mellon
(1)Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations. In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board. The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Mr. Gale is Chair of the Audit Committee. During the fiscal year ended November 30, 2017, the Audit Committee held four meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended November 30, 2017.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2017.

Trustees
	Interested Trustee	Independent Trustees
Funds(1)	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Balanced Fund	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None
Large Cap Focused Fund	None	None	None	None	None	None
Small Company Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(2)	Over $100,000	None	None	Over $100,000	None	Over $100,000
(1) Each Fund commenced operations on October 30, 2017.

(2)    As of December 31, 2017, the Touchstone Fund Complex consisted of 25 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 10 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended November 30, 2017.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Phillip R. Cox	$72,732	$147,000
William C. Gale	$66,585	$135,000
Susan J. Hickenlooper	$66,585	$135,000
Kevin A. Robie	$60,439	$123,000
Edward J. VonderBrink	$60,439	$123,000
(1)As of November 30, 2017, the Touchstone Fund Complex consisted of 25 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 10 variable annuity series of Touchstone Variable Series Trust.
(2)The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the year ended December 31, 2017 was $123,000.

The following table shows the Trustee quarterly compensation schedule:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Compensation Beginning 1/1/18 1/1/16-12/31/17	$18,000 $15,500	$4,500 $4,500	$4,500 $4,500	$5,000 $5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000	$2,000	$2,000

Telephonic Meeting Attendance Fee = $1,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”) is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated May 1, 2000, as in effect with respect to the Funds on October 28, 2017. Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”). The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, as defined by the 1940 Act and the rules thereunder, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of a Fund’s outstanding voting securities, or by the Advisor.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure. Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen. Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Fund	Annual Advisory Fee Rate
Balanced Fund	0.55% on the first $200 million; 0.50% on the next $200 million; 0.45% on the next $600 million; 0.40% on the next $1 billion; and 0.35% on assets in excess of $2 billion.
International Equity Fund	0.70% on the first $500 million; 0.65% on the next $300 million; 0.60% on the next $200 million; 0.50% on the next $1 billion; and 0.40% on assets in excess of $2 billion.
Large Cap Focused Fund	0.70% on the first $500 million; 0.65% on the next $300 million; 0.60% on the next $200 million; 0.50% on the next $1 billion; and 0.40% on assets in excess of $2 billion.
Small Company Fund	0.70% on the first $500 million; 0.65% on the next $300 million; 0.60% on the next $200 million; 0.50% on the next $1 billion; and 0.40% on assets in excess of $2 billion.

Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Fund’s auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or shares of the Fund with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Fund and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor. Each class of shares of a Fund pays its representative pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transactions and investment related expenses, including expenses associated with the Funds' liquidity providers (if any); other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”)) do not exceed the contractual limit set forth in the fee table. Each Fund bears the costs of these Excluded Expenses. The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b–1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Funds will make repayments to Touchstone Advisors only if such repayment does not cause a Fund’s expense ratio (after the repayment is taken into account) to exceed both (a) the expense limitation in place when such amounts were waived or reimbursed and (b) the Fund’s current expense limitation.

For the three most recent fiscal years ended November 30, the Funds, including the Predecessor Funds for periods prior to the Reorganizations, paid the following fees to their investment advisor:

	Advisory Fees Paid*
	2015	2016	2017
Balanced Fund	$1,686,027	$1,660,856	$1,780,771
International Equity Fund	$909,593	$1,059,783	$1,339,833
Large Cap Focused Fund	$13,119,459	$12,005,685	$11,641,206
Small Company Fund	$6,575,178	$6,279,690	$7,434,256

	Fee Waivers or Reimbursements**
Funds	2015	2016	2017
Balanced Fund	None	None	$28,413
International Equity Fund	None	None	$37,546
Large Cap Focused Fund	$8,768	$16,833	$94,117
Small Company Fund	$8,344	$15,217	$29,439
*Fees paid from the period October 28, 2017 through November 30, 2017 were paid to Touchstone Advisors. Fees paid prior to October 28, 2017 were paid by the Predecessor Funds to their investment advisor, Sentinel Asset Management, Inc.
** Fees waived or reimbursed from the period October 28, 2017 through November 30, 2017 were waived/reimbursed by Touchstone Advisors. Fees waived or reimbursed prior to October 28, 2017 were waived/reimbursed by Sentinel Asset Management, Inc.

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

The Advisor has selected a sub-advisor (the “Sub-Advisor”) to manage all or a portion of a Fund’s assets, as allocated by the Advisor. The Sub-Advisor makes the investment decisions for the Fund assets allocated to them, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

Each sub-advisory agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its services, the Sub-Advisor receives a fee from the Advisor. As described in the prospectus, the Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises. The Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee. The compensation of any officer, director or employee of a Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor. The Predecessor Funds did not have a Sub-Advisor prior to the Reorganization on October 27, 2017. For the fiscal year ended November 30, 2017, the Advisor paid the following sub-advisory fees with respect to each Fund:

2017
Balanced Fund	$81,746
International Equity Fund	$65,184
Large Cap Focused Fund	$525,828
Small Company Fund	$361,609

Sub-Advisor: Fort Washington Investment Advisors, Inc. is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  The Sub-Advisor is an affiliate of the Advisor.

The following charts list each Fund’s portfolio manager, the number of his other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in such managed funds as of the date indicated.  Listed below the charts is (i) a description of the portfolio manager’s compensation structure as of November 30, 2017 and (ii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of November 30, 2017.

Balanced Fund

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy J. Policinski
Registered Investment Companies	4	$537	0	$0
Other Pooled Investment Vehicles	2	$687	0	$0
Other Accounts	52	$1,592	0	$0
Daniel J. Carter
Registered Investment Companies	4	$537	0	$0
Other Pooled Investment Vehicles	2	$687	0	$0
Other Accounts	52	$1,592	0	$0
James Wilhelm
Registered Investment Companies	3	$1,459	0	$0
Other Pooled Investment Vehicles	1	$470	0	$0
Other Accounts	30	$1,625	0	$0

Ownership of Shares of the Fund. The following table indicates for the Balanced Fund, the dollar range of shares beneficially owned by the portfolio managers as of November 30, 2017:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy J. Policinski	None
Daniel J. Carter	None
James Wilhelm	None

International Equity Fund

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Andrew Boczek
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Fund. The following table indicates for the International Equity Fund, the dollar range of shares beneficially owned by the portfolio managers as of November 30, 2017:

Portfolio Manager	Dollar Range of Beneficial Ownership
Andrew Boczek	$100,001 - $500,000

Large Cap Focused Fund

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm
Registered Investment Companies	3	$1,459	0	$0
Other Pooled Investment Vehicles	1	$470	0	$0
Other Accounts	30	$1,625	0	$0

Ownership of Shares of the Fund. The following table indicates for the Large Cap Focused Fund, the dollar range of shares beneficially owned by the portfolio managers as of November 30, 2017:

Portfolio Manager	Dollar Range of Beneficial Ownership
James Wilhelm	None

Small Company Fund

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Jason Ronovech
Registered Investment Companies	1	$70	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Fund. The following table indicates for the Small Company Fund, the dollar range of shares beneficially owned by the portfolio managers as of November 30, 2017:

Portfolio Manager	Dollar Range of Beneficial Ownership
Jason Ronovech	$100,001 - $500,000

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts.  Fort Washington has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of the portfolio manager's respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a seven-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the board of directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan. Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 6% of earnings saved.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. The Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI).

Prior to October 28, 2017, Sentinel Administrative Services, Inc. (the “Former Administrator”), a wholly owned subsidiary of Sentinel Asset Management, Inc. (the "Former Advisor"), served as the Administrator to the Predecessor Funds. The Former Administrator provided a) general administrative services and b) transfer agency administrative and oversight services on behalf of the Predecessor Funds. Under the general administrative services portion of the agreement, the Predecessor Funds received administration services and paid the Former Administrator a monthly fee at an annual rate of 0.0375% of the first $4 billion of the aggregate average daily net assets; 0.035% of the next $3 billion of the aggregate average daily net assets and 0.0325% of the aggregate average daily net assets in excess of $7 billion. The fee was computed and allocated among the series of Sentinel Group Funds, Inc. on the basis of relative daily net assets.Under the transfer agency administrative and oversight services portion of the agreement, the Predecessor Funds received monitoring and oversight of transfer agency vendor services and were responsible for all costs and expenses relating to the individuals designated by the Former Administrator to perform such services on behalf of the Former Administrator. The number of such individuals designated by the Former Administrator to perform services was subject to approval by the Predecessor Funds' Board of Directors.The Predecessor Funds were also responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by the Former Administrator in connection with the performance of its duties. The Predecessor Funds could also reimburse the Former Administrator for sub-transfer agency, plan agent and similar fees paid by the Former Administrator to other entities that provided services to accounts underlying an omnibus account of record in accordance with policies approved by the Predecessor Funds' Board of Directors.

The following shows administration fees incurred by the Funds listed below for the three most recent fiscal years (or periods) ended November 30. Fees paid prior to the Reorganizations on October 27, 2017 were paid to the Predecessor Funds' administrator.

	Administration Fees Paid
Fund	2015	2016	2017
Balanced Fund	$116,031	$115,005	$157,368
International Equity Fund	$47,534	$55,779	$90,849
Large Cap Focused Fund	$866,076	$769,602	$931,012
Small Company Fund	$362,237	$346,252	$548,434

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund. The

Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor for the fiscal year ended November 30, 2017.

Fund	Aggregate Underwriting* Commissions on Sales	Amount Retained in* Underwriting Commissions
Balanced Fund	$17,294	$2,727
International Equity Fund	$3,920	$609
Large Cap Focused Fund	$20,170	$3,855
Small Company Fund	$10,498	$1,672
*Amounts are from the period October 28, 2017 through November 30, 2017.

The Distributor retains the contingent deferred sales charge ("CDSC") on redemptions of shares of the Funds that are subject to such CDSC. The following table shows the amounts retained from CDSCs for the three most recent fiscal years (or periods) ended November 30. Amounts retained prior to the Reorganizations on October 27, 2017, were retained by the Predecessor Funds' distributor.

	Amount Retained on CDSC
Fund	2015	2016	2017
Balanced Fund
Class A	$3,921	$307	$14,382
Class C	$6,765	$3,696	$12,668
International Equity Fund
Class A	$102	$1,423	$6,838
Class C	$1,034	$770	$1,124
Large Cap Focused Fund
Class A	$6,982	$4,232	$564
Class C	$7,588	$4,340	$11,541
Small Company Fund
Class A	$3,850	$3,629	$4,221
Class C	$6,995	$7,270	$10,411

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter. The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or by the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Touchstone Securities makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of February 28, 2018, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealers
American Enterprise Investment Services, Inc.
Equities Services, Inc.
First Command Financial Planning, Inc.
First Clearing, LLC/Wells Fargo Advisors, LLC
Janney Montgomery Scott LLC
LPL Financial Services
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley Wealth Management
Pershing LLC
PNC Investments, LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution or shareholder-servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act as well as account maintenance and other shareholder services in connection with maintaining such an account. Touchstone Securities may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares. With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares. With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the “Plans”) under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments.

General Information. In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as a Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in Distribution and Shareholder Servicing fees for the fiscal year ended November 30, 2017.

Fees paid prior to October 28, 2017 were paid by the Predecessor Funds.

Fund	Services Fees Paid to Dealers	Recovery of Prepaid Sales Commissions	Salaries and Benefits	Occupation of Other Expenses	Total Sales Promotion	Total Travel & Entertainment	Total
Balanced Fund	$550,680	$—	$297,353	$48,932	$101,887	$32,067	$1,030,919
International Equity Fund	$146,407	$1,596	$129,605	$18,317	$38,140	$12,003	$346,068
Large Cap Focused Fund	$1,877,281	$—	$1,159,566	$209,492	$436,204	$137,286	$3,819,829
Small Company Fund	$1,331,632	$—	$737,585	$117,351	$244,348	$76,904	$2,507,820
Total	$3,906,000	$1,596	$2,324,109	$394,092	$820,579	$258,260	$7,704,636

Fees paid by the Funds for the period from October 28, 2017 through November 30, 2017.

	12b-1 Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Balanced Fund
Class A	$348	$16,701	$39,190	$4,398	$0	$60,637
Class C	$72	$4,838	$33,528	$1,349	$0	$39,787
International Equity Fund
Class A	$180	$9,051	$16,889	$3,637	$—	$29,757
Class C	$11	$1,030	$5,107	$426	$—	$6,574
Large Cap Focused Fund
Class A	$1,975	$94,572	$197,033	$13,109	$0	$306,689
Class C	$125	$9,424	$57,934	$753	$0	$68,236
Small Company Fund
Class A	$904	$44,331	$100,864	$7,640	$0	$153,739
Class C	$173	$15,834	$76,007	$2,258	$0	$94,272

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisors and are subject to oversight by the Advisor and the Board. In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Convergex Execution Solution LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients. The sub-advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect is offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended November 30, 2015, 2016 and 2017, the Funds paid the following in aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Brokerage Commission
	2015*	2016*	2017**
Balanced Fund	$47,480	$28,390	$30,183
International Equity Fund	$221,312	$210,076	$223,096
Large Cap Focused Fund	$680,762	$393,004	$457,935
Small Company Fund	$1,659,623	$1,875,084	$1,874,438
*Amounts prior to October 28, 2017 were paid by the Predecessor Funds.
**Amounts for the period from October 28, 2017 through November 30, 2017 were paid by the Funds.

For the period from October 28, 2017 through November 30, 2017, the amount of brokerage transactions and related commissions for the Funds directed to brokers in return for research services were:

Fund	Amount of Transactions to Brokers Providing Research*	Related Commission*
Balanced Fund	$739,510	$202
International Equity Fund	$4,275,287	$460
Large Cap Focused Fund	$0	$0
Small Company Fund	$73,074,797	$14,938
*Amounts for the period from October 28, 2017 through November 30, 2017. Prior amounts are attributable to the Predecessor Funds.

The total amount of securities of regular broker-dealers held by each Fund as of November 30, 2017 were:

Fund	Broker/Dealer	Aggregate Value
Balanced Fund	JP Morgan Chase & Co.	$4,145,806
	Morgan Stanley & Co. LLC	$5,264,298
	Bank of America	$232,163
	Citigroup, Inc	$140,488
	Goldman Sachs & Co.	$151,368
International Equity Fund	N/A	N/A
Large Cap Focused Fund	JP Morgan Chase & Co.	$33,969,000
	Morgan Stanley & Co. LLC	$41,158,975
Small Company Fund	N/A	N/A

PROXY VOTING

The Funds have adopted the Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of the Sub-Advisor’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent 12 months ending June 30 is available by August 31 of that year without charge, upon request, by calling toll-free 1.800.543.0407 and on the SEC’s website at sec.gov. Each Fund’s N-PX will also be available on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended November 30, the portfolio turnover rate for each Fund was as follows:

Predecessor Fund	2016*	2017*
Balanced Fund	45%	46%
International Equity Fund	36%	37%
Large Cap Focused Fund	8%	12%
Small Company Fund	61%	82%
* Portfolio turnover information prior to October 28, 2017 is that of the Predecessor Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Funds’ CCO. No compensation will be received by a Fund, the Advisor, the Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages.

2)	A request by executive officers of the Advisor for routine oversight and management purposes.

3)
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter, and printer. Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period. The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)	A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)
A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8)
The CCO may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met. The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination. Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of February 28, 2018, one or more Touchstone Funds discloses portfolio holdings information to the following parties based on ongoing arrangements:

CMS Bondedge
Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ Sub-Advisor that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. Some Funds may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Massachusetts business trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.

As of March 2, 2018, the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of a Predecessor Fund are as follows:

Fund Name and Share Class	Name & Address	Percentage of Class
BALANCED FUND - CLASS A	NO ACTIVITY FOR THIS CLASS
BALANCED FUND - CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	16.26%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	8.48%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.01%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	6.40%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.91%
BALANCED FUND - CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	41.85%

	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	8.30%
	ASCENSUS TRUST COMPANY FBO WESTMONT GROUP EMPLOYEES' 401(K) PL P.O. BOX 10758 FARGO, ND 58106-0758	6.44%
	LIFE INSURANCE COMPANY OF THE SOUTHWEST 1 NATIONAL LIFE DR MONTPELIER, VT 05604-1000	6.33%	*
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	5.45%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.35%
INTERNATIONAL EQUITY FUND - CLASS A	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER, CO 80209-0000	5.53%
INTERNATIONAL EQUITY FUND - CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	11.24%
	RAYMOND JAMES OMNIBUS FOR MUTUALFUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	10.43%
INTERNATIONAL EQUITY FUND - CLASS Y	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	16.57%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	13.30%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE GROUP 401(K) PLAN 1 NATIONAL LIFE DRIVE MONTPELIER, VT 05602-3377	10.25%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	8.36%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	7.64%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	5.91%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.90%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.38%
INTERNATIONAL EQUITY FUND - INSTITUTIONAL CLASS	WELLS FARGO BANK NA FBO MONROE RET INC PLAN - TOWN PO BOX 1533 MINNEAPOLIS, MN 55480	50.45%
	WELLS FARGO BANK NA FBO MONROE RET INC PLAN - BOE PO BOX 1533 MINNEAPOLIS, MN 55480	49.40%
LARGE CAP FOCUSED FUND - CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	5.20%
LARGE CAP FOCUSED FUND - CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	24.92%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	13.07%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	7.68%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	5.00%
LARGE CAP FOCUSED FUND - CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	43.44%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	10.13%
	MARIL & CO FBO 5A M&I TRUST CO NA ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	7.53%	*
LARGE CAP FOCUSED FUND - INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	68.13%
	REFLOW FUND LLC 1 LETTERMAN DR A4700 SAN FRANCISCO, CA 94129-1494	14.19%	*
	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	6.43%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090-2324	5.11%

SMALL COMPANY FUND - CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399	6.19%
SMALL COMPANY FUND - CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	18.19%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399	14.19%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	11.25%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	9.44%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET - P08 MINNEAPOLIS, MN 55402-4400	6.20%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6.04%
SMALL COMPANY FUND - CLASS Y	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER, CO 80209-0000	16.24%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	15.76%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	14.41%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	5.98%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	5.93%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.23%
SMALL COMPANY FUND - INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	65.32%
	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202-0000	34.68%	*

SMALL COMPANY FUND - CLASS R6	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	40.85%
	FIFTH THIRD BANK TTEE VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	17.50%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 CORE LABORATORIES PROFIT SHARING 6316 WINDFERN RD HOUSTON, TX 77040-4916	13.34%
	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS, MO 63102-2748	7.00%
* Indicates that shares are held beneficially.

As of March 2, 2018, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of the Predecessor Fund (or class thereof).

CHOOSING A CLASS OF SHARES

Each Fund offers the following classes of shares:

Funds	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	X	X	X
International Equity Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X
Small Company Fund	X	X	X	X	X

The Funds participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in United States territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Funds may not be directly or indirectly offered or distributed in any country outside of the United States. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class A Shares. For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

Amount of Investment	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for Finder’s Fees. In determining a dealer’s eligibility for a Finder’s Fee, purchases of Class A shares of an individual shareholder account in a Touchstone Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder. If a Finder’s Fee was paid to a participating dealer, that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year. Additionally, if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Finder's Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Finder's Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases Touchstone Securities reserves the right to deny payment of a Finder's Fee if it reasonably believes such a fee has already been paid on those assets.

Share Class Conversions. Class A, Class C, and Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A, Class C, and/or Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shareholders that meet the required minimum for Institutional Class Shares may exchange their Class Y Shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. No front-end sales charges will apply to any such exchange. However, if the Class C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a CDSC of 1% will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

•
Shareholders of Class A shares and Class C shares that were received pursuant to the October 27, 2017 reorganization of series of Sentinel Group Funds, Inc. ("Sentinel Funds") will not be assessed a CDSC upon redemption of their shares.

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus for a description of waivers and discounts available to shareholders purchasing Fund shares through certain intermediaries.

General. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired then 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (totaling proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.
Any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.	Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

Class R6 shares investment minimums apply to accounts held on the Funds’ records. Intermediaries that maintain omnibus accounts in Class R6 shares on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts.

In addition, a Fund reserves the right to waive investment minimums in the case of significant extenuating circumstances.

Waiver of Class A Sales Charges. In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. Purchases into a Fund by any director, officer, employee* (and their immediate family members**), or current separate account client of or referral by the Sub-Advisor to that particular Fund;

2. Purchases by any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group or any of its affiliates; and

3. Purchases by any employees of BNY Mellon who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

* The term “employee” is deemed to include current and retired employees.
** Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother-in-law or sister-in-law, son-in-law or daughter-in-law and children of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of this SAI, this arrangement applies to shareholders purchasing Fund shares through platforms at the following intermediaries:

•	Merrill Lynch,

•	RBC

•	JP Morgan Securities.
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Waiver of Class A Sales Charge for former Bramwell Shareholders.  Former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of the Bramwell Funds, Inc., who in those funds' 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Citizens Shareholders.  Former shareholders of the Citizens Funds, who in those funds' 2008 reorganization received shares of a Sentinel Fund who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for Former Shareholders of Sentinel Group Funds, Inc. Shareholders who received Class A shares of Touchstone Funds pursuant to the October 27, 2017 reorganization of their respective Sentinel Funds and whose Sentinel Fund account was established with a net asset value purchase privilege may purchase additional Class A shares of Touchstone Funds at net asset value, provided that such shareholders provide notice of such eligibility prior to or at the time of purchase.

Class Y Shares “Grandfather” Clause. New purchases of the Class Y shares are no longer available directly through Touchstone Securities. Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases In-Kind. In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions In-Kind. Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25.00 will be automatically reinvested in the Fund that pays them. If your redemption proceeds, dividend, or distribution check is returned as
“undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. If you contact the Fund and provide proper documentation to update the address on the account, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address.
Also, if your dividend or distribution check is returned as “undeliverable”, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non–retirement account is not cashed within six months (an
“outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken.

Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers.  In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 75 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and

(3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.

Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a

RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources

(such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends and “qualified publicly traded partnership income” are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in REITs and MLPs that are publicly traded partnerships taxed as partnerships may be entitled to this deduction while investors that invest in a Fund that invests in REITs or MLPs will not.
Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owing) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs. The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled qualified investment entities. Unless legislation is enacted, beginning on January 1, 2015, such withholding is required, without regard to whether a Fund or any RIC in which it invests is domestically controlled.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the "Foreign Account Tax Compliance Act" or "FATCA") generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian. BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y"), 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending November 30, 2018. E&Y will perform an annual audit of the Trust’s financial statements, and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administrative Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon ("BNY Mellon"). The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Set forth below are the sub-administrative fees paid by the Advisor with respect to each Fund.The Predecessor Funds did not have a sub-administration arrangement prior to the Reorganizations on October 27, 2017. For the fiscal year ended November 30, 2017, the Advisor paid the following sub-administration fees with respect to each Fund:

Fund	Sub-Administrative Fees Paid
Balanced Fund	$7,804
International Equity Fund	$5,340
Large Cap Focused Fund	$37,254
Small Company Fund	$24,449

FINANCIAL STATEMENTS

The Funds' audited financial statements for the fiscal year ended November 30, 2017, including the notes thereto and the reports of Ernst & Young thereon, included in the Trust's Annual Report, are incorporated into this SAI by reference. Each Fund has adopted the financial statements of its corresponding Predecessor Fund included in the Trust's Annual Report for the fiscal year ended November 30, 2017.  No other parts of the Trust's Annual Report are hereby incorporated by reference. The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com. You may also obtain the Annual Report or unaudited semi-annual report (as applicable), as well as other information about the Trust, from the EDGAR Database on the SEC’s website at sec.gov.http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS(1)

Moody’s Investors Service, Inc. (“Moody’s”) and Standard &Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1)  This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:
“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B

Fort Washington Investment Advisors, Inc.
Proxy Voting Policies

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third party to determine how the proxy should be voted;

•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

TSF-2437-1806

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

(a)  Article VI of the Registrant’s Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc.

The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (“disabling conduct”).  Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended nor parties to the proceeding “disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.

Section 6.5 Advances of Expenses.

The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6 Indemnification Not Exclusive, etc.

The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators, an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b)  The Registrant maintains a mutual fund and investment advisory professional and directors and officer’s liability policy.  The policy provides coverage to the Registrant, its trustees and officers and includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Registrant may not pay for insurance that protects the Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The advisory agreements and the sub-advisory agreements provide that Touchstone Advisors, Inc. (or a sub-advisor) shall not be liable for any act or omission in the course of rendering services, absent willful misfeasance, bad faith or gross negligence or reckless disregard by Touchstone (or a sub-advisor) of its obligations under the agreement.

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ITEM 16.                                         EXHIBITS

(1)	CHARTER OF THE REGISTRANT

(a)
Restated Agreement and Declaration of Trust dated May 19, 1993 and Amendment No. 1 dated May 24, 1994, Amendment No. 2 dated February 28, 1997 and Amendment No. 3 dated August 11, 1997, are herein incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on July 31, 1998.

(b)
Amendment No. 4 to Restated Agreement and Declaration of Trust dated February 12, 1998 and Amendments to Restated Agreement and Declaration of Trust dated March 16, 2000 and April 6, 2000 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on August 1, 2000.

(c)
Amendments to Restated Agreement and Declaration of Trust dated September 21, 2000 and March 27, 2001 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(d)
Amendment to Restated Agreement and Declaration of Trust dated August 28, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 6, 2002.

(e)
Amendment to Restated Agreement and Declaration of Trust dated November 7, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(f)
Amendment to Restated Agreement and Declaration of Trust dated April 14, 2004 is herein incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(g)
Amendment to Restated Agreement and Declaration of Trust dated January 3, 2006 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.

(h)
Amendment to Restated Agreement and Declaration of Trust dated September 30, 2004 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(i)
Amendment to Restated Agreement and Declaration of Trust dated February 22, 2006 is herein incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(j)
Amendment to Restated Agreement and Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(10) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(k)
Amendment to Restated Agreement and Declaration of Trust dated March 22, 2007 is herein incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

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(l)
Amendments to Restated Agreement and Declaration of Trust are herein incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on November 30, 2011.

(m)
Amendment to Restated Agreement and Declaration of Trust is herein incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(n)
Amendment to Restated Agreement and Declaration of Trust dated July 31, 2013 is herein incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 22, 2014.

(o)
Amendment to Restated Agreement and Declaration of Trust dated May 21, 2014 is herein incorporated by reference to Exhibit (a)(15) of Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 9, 2014.

(p)
Amendment to Restated Agreement and Declaration of Trust dated May 19, 2016 is herein incorporated by reference to Exhibit (a)(16) of Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 28, 2016.

(q)
Amendment to Restated Agreement and Declaration of Trust dated November 17, 2016 is herein incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No. 152 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 27, 2017.

(r)
Amendment to Restated Agreement and Declaration of Trust dated April 18, 2017 is herein incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No. 154 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 6, 2017.

(s)
Amendment to Restated Agreement and Declaration of Trust dated June 29, 2017 is herein incorporated by reference to Exhibit (a)(18) of Post-Effective Amendment No. 154 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 6, 2017.

(2)	BY-LAWS OF THE REGISTRANT

(a)
Amended and Restated By-Laws dated November 19, 2015 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 28, 2016.

(3)	VOTING TRUST AGREEMENT

Not applicable.

(4)	AGREEMENT AND PLAN OF REORGANIZATION

(a)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.

(5)	INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

(a)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(6)	INVESTMENT ADVISORY CONTRACTS

(a)(1)
Advisory Agreement with Touchstone Advisors, Inc. dated May 1, 2000, is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

3

(a)(2)
Amended Schedule 1 dated October 28, 2017 to the Advisory Agreement dated May 1, 2000 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 182 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 27, 2018.

(a)(3)
Amendment to the Advisory Agreement with Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(b)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management Company, L.P. with respect to the Touchstone Growth Opportunities Fund is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(c)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2010.

(d)
Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the Touchstone Value Fund is herein incorporated by reference to Exhibit (6)(n) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(e)
Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Copper Rock Capital Partners, LLC with respect to the Touchstone International Small Cap Fund is herein incorporated by reference to Exhibit (6)(o) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(f)
Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Thompson, Siegel & Walmsley LLC with respect to the Touchstone Small Cap Value Opportunities Fund is herein incorporated by reference to Exhibit (6)(r) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(g)
Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Focused Fund is herein incorporated by reference to Exhibit (6)(s) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(h)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and ClearArc Capital Inc. (formerly Fifth Third Asset Management, Inc.) with respect to the Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (6)(w) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(i)
Amendment to Sub-Advisory Agreement dated May 31, 2013 between Touchstone Advisors, Inc. and ClearArc Capital, Inc. (formerly Fifth Third Asset Management, Inc.) with respect to the Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (d)(18)(i) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013.

(j)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the Touchstone International Value Fund is herein incorporated by reference to Exhibit (6)(y) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(k)
Sub-Advisory Agreement dated June 1, 2016 between Touchstone Advisors, Inc. and Fiera Capital Inc. with respect to the Touchstone Small Cap Growth Fund, is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 28, 2016.

4

(l)
Sub-Advisory Agreement dated December 31, 2012 between Touchstone Advisors, Inc. and Analytic Investors, LLC with respect to the Touchstone Dynamic Equity Fund is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013.

(m)
Sub-Advisory Agreement dated April 23, 2014 between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Emerging Markets Growth Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 23, 2014.

(n)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and London Company of Virginia d/b/a The London Company with respect to the Touchstone Large Cap Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 9, 2014.

(o)
Sub-Advisory Agreement dated May 2, 2015 between Touchstone Advisors, Inc. and Rockefeller & Co., Inc. with respect to the Touchstone Sustainability and Impact Equity Fund (formerly the Touchstone Large Cap Growth Fund) is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 121 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 28, 2015.

(p)
Sub-Advisory Agreement dated August 31, 2015 between Touchstone Advisors, Inc. and Ares Capital Management II, LLC with respect to the Touchstone Credit Opportunities Fund is herein incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 31, 2015.

(q)
Sub-Advisory Agreement dated November 23, 2015 between Touchstone Advisors, Inc. and Wilshire Associates Incorporated with respect to the Touchstone Controlled Growth with Income Fund, Touchstone Dynamic Diversified Income Fund, and Touchstone Dynamic Global Allocation Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 128 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on November 24, 2015.

(r)
Sub-Advisory Agreement dated June 1, 2016 between Touchstone Advisors, Inc. and Fiera Capital Inc. with respect to the Touchstone International Growth Fund, is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 28, 2016.

(s)
Sub-Advisory Agreement dated August 15, 2016 between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone Global Growth Fund (now known as Touchstone International Growth Opportunities Fund) are herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), both filed with the SEC on August 15, 2016.

(t)
Sub-Advisory Agreement dated August 15, 2016 between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone Large Company Growth Fund is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 139 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), both filed with the SEC on August 15, 2016.

(u)
Sub-Advisory Agreement dated December 16, 2016 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ohio Tax-Free Bond Fund is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 162 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 26, 2017.

5

(v)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Balanced Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-0351), filed with the SEC on March 28, 2018.

(w)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone International Equity Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-0351), filed with the SEC on March 28, 2018.

(x)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Large Cap Focused Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-0351), filed with the SEC on March 28, 2018.

(y)
Sub-Advisory Agreement dated October 28, 2017 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Small Company Fund is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-0351), filed with the SEC on March 28, 2018.

(z)	Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Russell Implementation Services, Inc. is filed herewith as Exhibit D of Part A to this Registration Statement.

(7)	UNDERWRITING AND DISTRIBUTION CONTRACTS

(a)
Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(b)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 10, 2004.

(8)	BONUS OR PROFIT SHARING PLAN

(a)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2009.

(9)	CUSTODIAN AGREEMENTS

6

(a)
Custodian Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(b)
Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-0351), filed with the SEC on April 28, 2017.

(10)	RULE 12B-1 PLAN AND RULE 18F-3 PLAN

(a)
Registrant’s Plans of Distribution Pursuant to Rule 12b-1 for Class A shares and Class C shares are herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2000.

(b)
Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class B shares is herein incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(c)
Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class A shares with respect to the Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, Touchstone Growth Allocation Fund, Touchstone U.S. Long/Short Fund, Touchstone Value Fund, Touchstone International Small Cap Fund, Touchstone Capital Growth Fund, Touchstone Mid Cap Value Opportunities Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Focused Fund, Touchstone Micro Cap Value Fund, Touchstone Small Company Value Fund, Touchstone International Value Fund and Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(d)
Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class C shares with respect to the Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, Touchstone Growth Allocation Fund, Touchstone U.S. Long/Short Fund, Touchstone Value Fund, Touchstone International Small Cap Fund, Touchstone Capital Growth Fund, Touchstone Mid Cap Value Opportunities Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Focused Fund, Touchstone Micro Cap Value Fund, Touchstone Small Company Value Fund, Touchstone International Value Fund and Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(e)
Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(f)
Amended Schedule A dated December 16, 2016 to the Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on December 16, 2016.

(11)	AN OPINION AND CONSENT OF COUNSEL (AS TO LEGALITY OF THE SECURITIES BEING REGISTERED)

(a)	Opinion of Vedder Price P.C., as to legality of securities being issued, is filed herewith.

(12)	AN OPINION AND CONSENT OF COUNSEL (AS TO CERTAIN TAX CONSEQUENCES)

(a)	Form of Opinion of Vedder Price P.C., as to certain tax consequences, is filed herewith.

(13)	OTHER MATERIAL CONTRACTS OF THE REGISTRANT

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(a)
Recordkeeping Agreement is herein incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2004.

(b)
Amended Administration Agreement with Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(c)
Amended Schedule, dated January 1, 2015, to the Administration Agreement with Touchstone Advisors, Inc., dated February 17, 2006, as amended January 1, 2007, is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 24, 2015.

(d)
Amended and Restated Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015, is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2015.

(e)
Amended and Restated Transfer Agency Agreement between the Trust and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015, is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2015.

(f)(i)
State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(f)(ii)
Amended and Restated Schedule A to the State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(f)(iii)
Amended and Restated Schedule A dated September 6, 2012 to the State Filing Services Agreement dated December 5, 2011 is herein incorporated by reference to Exhibit (13)(o) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(g)
Allocation Agreement for Allocation of Fidelity Bond Proceeds is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(i)
Amended and Restated Expense Limitation Agreement dated July 29, 2013 between Touchstone Strategic Trust and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 22, 2014.

(h)(ii)
Amended Schedule A dated July 30, 2017 to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 162 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 26, 2017.

(h)(iii)
Amended Schedule B dated October 26, 2017 to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8)(iii) of Post-Effective Amendment No. 162 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 26, 2017.

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(h)(iv)
Amended Schedule C, dated April 30, 2018, to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is is herein incorporated by reference to Exhibit (h)(8)(iv) of Post-Effective Amendment No. 182 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 27, 2018.

(h)(v)
Amendment to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8)(v) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 31, 2015.

(h)(iv)
Amendment dated August 31, 2017 to the Amended and Restated Expense Limitation Agreement dated July 29, 2013 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(8)(vi) of Post-Effective Amendment No. 182 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 27, 2018.

(h)
Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is herein incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on October 25, 2013.

(14)	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(a)	Consent of Ernst & Young LLP is filed herewith.

(15)	OMITTED FINANCIAL STATEMENTS

Not applicable.

(16)	POWERS OF ATTORNEY

(a)
Power of Attorney is herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 143 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 30, 2016.

(17)	ADDITIONAL EXHIBITS

(a)	Form of Proxy Card is filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being

9

registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(4) The undersigned Registrant agrees that it shall file a final executed version of the legal opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this registration statement on Form N-14.

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 SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 11th day of June, 2018.

TOUCHSTONE STRATEGIC TRUST

By:/s/Jill T. McGruder
Jill T. McGruder
President

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

*	Trustee	June 11, 2018
Phillip R. Cox

*	Trustee	June 11, 2018
William C. Gale

*	Trustee	June 11, 2018
Susan J. Hickenlooper

*	Trustee	June 11, 2018
Kevin A. Robie

*	Trustee	June 11, 2018
Edward J. VonderBrink

/s/ Jill T. McGruder	Trustee and President	June 11, 2018
Jill T. McGruder

/s/Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	June 11, 2018
Terrie A. Wiedenheft

* By:	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

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EXHIBIT INDEX

(11)(a)	Opinion of Vedder Price P.C., as to legality of securities being issued.

(12)(a)	Form of Opinion of Vedder Price P.C., as to certain tax consequences.

(14)(a)	Consent of Ernst & Young LLP.

(17)	Form of Proxy Card.

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